File No. 811-5017

File No. 33-11466

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 72	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 72	☒

IVY VARIABLE INSURANCE PORTFOLIOS

(a Delaware statutory trust)

(Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas	66202-4200
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code (913) 236-2000

Philip A. Shipp

6300 Lamar Avenue

Shawnee Mission, Kansas 66202-4200

(Name and Address of Agent for Service)

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on April 30, 2018 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

DECLARATION REQUIRED BY RULE 24f-2

The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2. Notice for the Registrant’s fiscal year ended December 31, 2017 will be filed on or around March 20, 2018.

VARIABLE INSURANCE PORTFOLIOS	Prospectus IVY VARIABLE INSURANCE PORTFOLIOS [APRIL 30, 2018]

GLOBAL/INTERNATIONAL PORTFOLIO

Ivy VIP Global Equity Income

Class II

Ivy Variable Insurance Portfolios (Trust) is a management investment company, commonly known as a mutual fund, that has twenty-nine separate portfolios (each, a Portfolio, and collectively, the Portfolios), each with separate objectives and investment policies.

This Prospectus contains concise information about the Portfolio listed above of which you should be aware before applying for certain variable life insurance policies and variable annuity contracts (collectively, Policies) offered by certain select insurance companies (Participating Insurance Companies). This Prospectus should be read together with the prospectus for the particular Policy.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities, or determined whether this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PORTFOLIO SUMMARY — GLOBAL/INTERNATIONAL PORTFOLIO
3	Ivy VIP Global Equity Income

7	More About the Portfolio
7	Additional Information about Principal Investment Strategies, Other Investments and Risks
8	Additional Investment Considerations
9	Defining Risks
17	The Management of the Portfolio
19	Buying and Selling Portfolio Shares
25	Distributions and Taxes
27	Financial Highlights

2	Prospectus

Ivy VIP Global Equity Income

Objective

To seek to provide total return through a combination of current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class II
Management Fees	[ ]%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	[ ]%
Total Annual Portfolio Operating Expenses	[ ]%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year			3 Years			5 Years			10 Years
Class II	$	[	]	$	[	]	$	[	]	$[ ]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Investment Strategies

Ivy VIP Global Equity Income seeks to achieve its objective by investing primarily in equity securities that are issued by companies of any size located largely in developed markets around the world, that Ivy Investment Management Company (IICO), the Portfolio’s investment manager, believes will be able to generate a reasonable level of current income for investors given current market conditions, and that demonstrate favorable prospects for total return. The Portfolio focuses on companies that IICO believes have the ability to maintain and/or grow their dividends while providing capital appreciation over the long-term.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities. For this purpose, such equity securities consist primarily of dividend-paying common stocks across the globe. In an attempt to enhance return, the Portfolio also may invest, to a lesser extent, in companies not currently paying dividends to shareholders or companies with an unsustainably high dividend. The Portfolio may invest in U.S. and non-U.S issuers and may invest up to 100% of its total assets in foreign securities. Although the Portfolio invests primarily in large-capitalization companies (typically companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in companies of any size.

Global/International Portfolio	Prospectus	3

Under normal circumstances, the Portfolio invests at least 40% (or, if IICO deems it warranted by market conditions, at least 30%) of its total assets in securities of non-U.S. issuers.

In selecting securities for the Portfolio, IICO combines a top-down (assessing the market environment) approach with a bottom-up (researching individual issuers) stock selection process, and uses a combination of country analysis, sector and industry dynamics, and individual stock selection. As part of its investment process, IICO seeks to identify investment themes, then seeks to determine the most appropriate sectors and geographies to benefit from its top-down analysis and generally seeks to find what it believes are reasonably-valued, dividend-paying companies with growth prospects, a sound balance sheet and steady cash flow generation. IICO also considers several other factors, which typically include a company’s history of fundamentals; management proficiency; competitive environment; and relative valuation.

Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various additional foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

In an effort to manage foreign currency exposure, the Portfolio may use forward foreign currency contracts to either increase or decrease exposure to a given currency.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it believes the security no longer offers attractive current income prospects or significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer’s country. IICO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎

Dividend-Paying Stock Risk. Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Portfolio invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

∎

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk. The Portfolio may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent IICO’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

∎

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets.

∎

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

4	Prospectus	Global/International Portfolio

∎

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

∎

Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

∎

Management Risk. Portfolio performance is primarily dependent on IICO’s skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.

∎

Market Risk. Markets can be volatile, and the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for Class II shares of the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Effective July 31, 2008, the Portfolio changed its investment objective from seeking to provide income and long-term capital growth to seeking to provide total return.

[Effective April 30, 2018, the name of the Portfolio changed from Ivy VIP Dividend Opportunities to Ivy VIP Global Equity Income, and the Portfolio changed its investment objective from seeking to provide total return to seeking to provide total return through a combination of current income and capital appreciation. The Portfolio also changed its investment strategy to invest primarily in equity securities that are issued by companies of any size located largely in developed markets around the world. The Portfolio’s performance prior to April 30, 2018 reflects the Portfolio’s former strategy; its performance may have differed if the Portfolio’s current strategy had been in place.]

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 800.777.6472 for the Portfolio’s updated performance.

Global/International Portfolio	Prospectus	5

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was [ ]% (the [ ] quarter of 20[ ]) and the lowest quarterly return was [ ]% (the [ ] quarter of 20[ ]).

Average Annual Total Returns

as of December 31, 2017	1 Year		5 Years		10 Years
Class II Shares of Ivy VIP Global Equity Income	[	]%	[	]%	[	]%
MSCI World High Dividend Yield Index (reflects no deduction for fees, expenses or taxes)	[	]%	[	]%	[	]%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)[1]	[	]%	[	]%	[	]%
Lipper Variable Annuity Equity Income Funds Universe Average (net of fees and expenses)	[	]%	[	]%	[	]%

[1

Prior to April 30, 2018, the Portfolio compared its performance to this index. Effective April 30, 2018, the Portfolio changed its principal investment strategies to invest in equity securities located largely in developed markets. Going forward, the Portfolio will show its performance compared to another, more applicable benchmark index.]

Investment Adviser

The Portfolio is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Christopher J. Parker, Vice President of IICO, has managed the Portfolio since August 2014, and Robert E. Nightingale, Senior Vice President of IICO, has managed the Portfolio since April 2018.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s net asset value (NAV) per share next calculated after your order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio’s only shareholders are separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

6	Prospectus	Global/International Portfolio

More about the Portfolio

Additional Information about Principal Investment Strategies, Other Investments and Risks

Ivy VIP Global Equity Income: The Portfolio seeks to achieve its objective to provide total return through a combination of current income and capital appreciation by investing primarily in equity securities issued by companies of any size that are located largely in developed markets around the world, that IICO believes will be able to generate a reasonable level of current income for investors given current market conditions, and that demonstrate favorable prospects for total return. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. Additionally, under normal circumstances, the Portfolio invests at least 40% (or, if IICO deems it warranted by market conditions, at least 30%) of its total assets in securities of non-U.S. issuers. The Portfolio may invest in U.S. and non-U.S issuers and may invest up to 100% of its total assets in foreign securities. Although the Portfolio invests primarily in large-capitalization companies (typically companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in companies of any size. IICO focuses on companies it believes have the ability to maintain and/or grow their dividends while providing capital appreciation over the long-term. There is no guarantee, however, that the Portfolio will achieve its objective.

IICO combines a top-down (assessing the market environment), approach with a bottom-up (researching individual issuers) stock selection process, and uses a combination of country analysis (economic growth, money flows, business cycle, interest rates, political climate, and currencies), sector and industry dynamics (growth opportunities, competitive dynamics, cyclical sensitivity, and economic returns), and individual stock selection (steady cash flow generation, strengthening fundamentals, sound balance sheets, geographic exposure, ability to maintain and/or grow dividends, solid or improving competitive advantage, management proficiency, higher expected returns, relative valuation, and improving growth prospects) in composing the portfolio. As part of its investment process, IICO seeks to identify investment themes, then seeks to determine the most appropriate sectors and geographies to benefit from that theme and its top-down analysis, and then seeks to find what it believes are reasonably-valued, dividend-paying companies that possess one or more of the factors noted above. The Portfolio invests in a variety of economic sectors and industry segments to seek to reduce the effects of price volatility in any one area.

Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various additional foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Portfolio may invest in companies in countries with new or comparatively undeveloped and emerging economies. In addition, the Portfolio may invest in preferred stock, convertible securities, or other instruments whose price is linked to the value of common stock. In an effort to increase its level of current income, the Portfolio may engage in a dividend capture trading strategy. Under this strategy, the Portfolio would sell the stock of a company that has recently declared and paid a dividend and would purchase the stock of another company that is preparing to declare and pay a dividend.

The Portfolio may use a variety of derivative instruments for various purposes. In an effort to manage foreign currency exposure, the Portfolio may use forward currency contracts to either increase or decrease exposure to a given currency. In addition, the Portfolio may use a range of other derivative instruments in seeking to hedge broad or specific equity market movements, to facilitate trading in certain securities, or to gain or increase exposure to securities, sectors or geographical areas.

When IICO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Prospectus	7

Principal Risks. An investment in Ivy VIP Global Equity Income is subject to various risks, including the following:

∎ Company Risk ∎ Dividend-Paying Stock Risk ∎ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ∎ Foreign Currency Risk	∎ Foreign Exposure Risk ∎ Foreign Securities Risk ∎ Large Company Risk ∎ Management Risk ∎ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy VIP Global Equity Income may be subject to other, non-principal risks, including the following:

∎ Convertible Security Risk ∎ Derivatives Risk ∎ Emerging Market Risk ∎ Growth Stock Risk ∎ Interest Rate Risk ∎ Mid Size Company Risk	∎ Portfolio Turnover Risk ∎ Preferred Stock Risk ∎ Redemption Risk ∎ Small Company Risk ∎ Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the Statement of Additional Information (SAI).

Additional Investment Considerations

The objective and investment policies of the Portfolio may be changed by the Trust’s Board of Trustees (Board) without a vote of the Portfolio’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI.

Because the Portfolio owns different types of investments, its performance will be affected by a variety of factors. The value of the Portfolio’s investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance also will depend on the skill of IICO in selecting investments. As with any mutual fund, you could lose money on your investment. There is no guarantee that the Portfolio will achieve its objective.

The Portfolio also may invest in and use certain other types of securities and instruments in seeking to achieve its objective. For example, the Portfolio may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of the Portfolio’s authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much the Portfolio invests or uses these strategies, these special risks may become significant and thus affect the performance of the Portfolio.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that the Portfolio invests in securities that are backed by pools of mortgage loans, the risk to the Portfolio may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

The Portfolio may actively trade securities in seeking to achieve its objective. Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Portfolio’s market capitalization target of the securities in the Portfolio’s holdings and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase net realized gains that the Portfolio must distribute for Federal tax purposes.

The Portfolio generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, IICO may invest a portion of the Portfolio’s assets in cash or cash equivalents if IICO is unable to identify and acquire a sufficient number of securities that meet IICO’s selection criteria for implementing the Portfolio’s investment objective, strategies and policies.

8	Prospectus

The Portfolio and its service providers may be prone to operational and information security risks resulting from, among other problems, human errors, systems and technology disruptions or failures, or breaches in cybersecurity. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Portfolio or its shareholders. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to fund assets, customer data or proprietary information, or cause the Portfolio or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cybersecurity breaches affecting the Portfolio or its investment adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Portfolio and its shareholders. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, including the ability to buy and sell shares, impact the Portfolio’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolio or its service providers to regulatory fines or financial losses and/or cause reputational damage. The Portfolio also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issues or securities in which the Portfolio may invest, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investment in such companies to lose value. In addition, adverse consequences could result from cybersecurity incidents affecting counterparties with which the Portfolio engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties.

You will find more information in the SAI about the Portfolio’s permitted investments and strategies, as well as the restrictions that apply to it.

A description of the Portfolio’s policies and procedures with respect to the disclosure of its securities holdings is available in the SAI.

Portfolio holdings can be found at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of the Portfolio for the first and third quarters of each fiscal year is filed with the SEC on the Trust’s (as defined herein) Form N-Q. These holdings may be viewed in the following ways:

∎	On the SEC’s website at http://www.sec.gov.

∎	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

Defining Risks

Company Risk — A company may be more volatile or perform worse than the overall market. This may be a result of specific factors such as adverse changes to its business due to the failure of specific products or management strategies, or it may be due to adverse changes in investor perceptions about the company.

Convertible Security Risk — A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset, rate or event. Derivatives are traded either on an organized exchange or OTC (privately negotiated between two parties). Futures contracts, options and swaps are common types of derivatives that the Portfolio occasionally may use. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by the Portfolio with another party of their respective commitments to pay or receive payments at

Prospectus	9

specified dates on the basis of a specified notional amount. The statutory definition under the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “swaps” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). Certain standardized swaps are, and more OTC derivatives in the future will be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and may at times be highly illiquid, and the Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of IICO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that the Portfolio will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase the Portfolio’s investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce the Portfolio’s gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if the Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Portfolio also may remain obligated to meet margin requirements until a derivatives position is closed.

When the Portfolio uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio’s ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Portfolio uses. If the Portfolio is required to segregate assets equal to only the current market value of its obligation under a derivative, the Portfolio may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although the Portfolio may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Portfolio not used the hedging instruments. The Portfolio may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift the Portfolio’s investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The Portfolio may enter into credit default swap contracts for hedging or investment purposes. The Portfolio may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, the Portfolio will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Portfolio may be required to hold such instruments until exercise, expiration or

10	Prospectus

maturity. Certain of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Portfolio would bear greater risk of default by the counterparties to such transactions. For some counterparties, the Portfolio has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to the Portfolio from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Portfolio bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. The Portfolio will enter into transactions in derivative instruments only with counterparties that IICO reasonably believes are capable of performing under the contract. IICO may seek to manage counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately will require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or futures commission merchant through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of portfolios using derivatives instruments could limit the Portfolio’s ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of the Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Portfolio to enter into certain types of derivative transactions, or could limit the Portfolio’s ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Portfolio’s taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator under the Commodity Exchange Act (CEA). Under these amendments, if the Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio’s liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless IICO has registered as a commodity pool operator. IICO, in its management of the Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, IICO has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Portfolio under the CEA and the regulations thereunder.

Complying with those de minimis trading limitations may restrict IICO’s (Advantus Capital’s, where applicable) ability to use derivatives as part of the Portfolio’s investment strategies. Although IICO (Advantus Capital, where applicable) believes that it will be able to execute the Portfolio’s investment strategies within the de minimis trading limitations, the Portfolio’s performance could be adversely affected. In addition, the Portfolio’s ability to use certain derivative instruments may be limited by tax considerations.

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Dividend-Paying Stock Risk — Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Portfolio invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Portfolio’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make the Portfolio’s investments in such countries more volatile and less liquid than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Portfolio fair value its holdings in those countries.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — The Portfolio may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent IICO’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Portfolio may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. The Portfolio may use derivatives to manage its foreign currency risk. Derivatives on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Portfolio, unless the derivative is a currency forward to hedge against the non-U.S. currency movement.

Foreign Exposure Risk — The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such

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securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the U.S. markets.

Other factors that can affect the value of the Portfolio’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

To the extent that the Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, the Portfolio, at times, may concentrate its investment in securities of companies located in a specific geographic region. To the extent the Portfolio does so, it may face more risks than portfolios with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

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European Investments — The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries. Additionally, eastern European markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. The risk of investing in Europe may be heightened due to the United Kingdom’s vote in June 2016 to exit the EU and the United Kingdom’s subsequent notification in March 2017 to the European Council that it intends to withdraw from the EU within the next two years.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. Political movements, as well as policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Portfolio investing in this region. The possibility of the renegotiation of NAFTA among those countries, as well as the potential for imposition of tariffs (such as the U.S. tariff imposed on imports of Canadian lumber in April 2017), may result in additional volatility in the region.

Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Interest Rate Risk — The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. The Portfolio may experience a decline in its income due to falling interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising rates. The Portfolio may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. The Portfolio may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the Federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the Federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve subsequently raised the target range again in December 2016, March 2017, June 2017 and December 2017. Because there is little precedent for this situation, it is difficult to predict the impact of these rate increases and any future rate increases on various markets. Given this reduction in market support and the Federal Reserve’s recent actions, interest rates may rise significantly or rapidly, potentially resulting in losses to the Portfolio. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause the Portfolio’s NAV to fluctuate more and adversely affect the Portfolio’s return.

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In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio’s duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Large Company Risk — Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Management Risk — IICO applies the Portfolio’s investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio’s investment objective. There can be no guarantee that its decisions will produce the desired results, and securities selected by the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective of the Portfolio. In general, investment decisions made by IICO may not produce the anticipated returns, may cause the Portfolio’s shares to lose value or may cause the Portfolio to perform less favorably than other mutual funds with similar investment objectives.

Market Risk — Markets can be volatile, and the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. The value of assets or income from the Portfolio’s investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. In addition, prices are affected by the outlook for overall corporate profitability. In the municipal securities markets, securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Since the financial crisis that started in 2008, the U.S. and many global economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Liquidity in some markets has decreased. Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords (Basel III), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken a number of steps in an attempt to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces or to project the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the European debt crisis. This debt crisis and the ongoing efforts of governments around the world to address it have resulted, and may in the future result, in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Portfolio, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Portfolio.

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The amount of fixed-income securities held across all mutual funds was recently at very high levels, while the ability or willingness of broker- dealer firms and other institutional investors to absorb all of the fixed-income securities held by funds remains unclear. If investors move out of fixed-income securities on a large scale, this combination of factors may result in heightened volatility and reduced liquidity.

Furthermore, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Mid Size Company Risk — Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Portfolio Turnover Risk — Frequent buying and selling of investments involve higher costs to the Portfolio and may affect the Portfolio’s performance over time. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Portfolio’s market capitalization target, and the need to sell a security to meet redemption activity.

Preferred Stock Risk — Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Small Company Risk — Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

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The Management of the Portfolio

Portfolio Management

The Portfolio is managed by IICO, subject to the authority of the Board. IICO provides investment advice to the Portfolio and supervises the Portfolio’s investments. IICO has served as investment manager to the Portfolio since September 2016; prior to that date, Waddell & Reed Investment Management Company (WRIMCO), an affiliate of IICO, served as investment adviser to the Portfolio since its inception. IICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO had approximately $[    ] billion in assets under management as of December 31, 2017.

Ivy VIP Global Equity Income: Christopher J. Parker and Robert E. Nightingale are primarily responsible for the day-to-day portfolio management of Ivy VIP Global Equity Income. Mr. Parker has held his Portfolio responsibilities since August 2014. He is Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined Waddell & Reed in January 2008 as an investment analyst and has served as portfolio manager for investment companies managed by IICO and WRIMCO since September 2011. He earned a BS degree in Finance from Boston College and an MBA with concentrations in Finance and Management/Strategy from Northwestern University, Kellogg Graduate School of Management. Mr. Parker is a Chartered Financial Analyst.

Mr. Nightingale has held his Portfolio responsibilities since April 2018. He is Senior Vice President of IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined WRIMCO in 1996 initially serving as an investment analyst and has served as assistant portfolio manager for funds managed by IICO since February 2006. Mr. Nightingale earned a BS degree in Economics from the University of Wisconsin, as well as an MS in Urban and Regional Planning and an MS in Finance from the University of Wisconsin. He is a member of the CFA Institute.

Additional information regarding the portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities, is included in the SAI.

Other members of IICO’s investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the investments of the Portfolio.

Management and Other Fees

Like all mutual funds, the Portfolio pays fees related to its daily operations. Expenses paid out of the Portfolio’s assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Portfolio pays a management fee to IICO for providing investment advice and supervising its investments. Prior to September 30, 2016, the Portfolio paid the same management fee to WRIMCO. The Portfolio also pays other expenses, which are explained in the SAI.

The management fee is payable to IICO at the annual rate of:

Ivy VIP Global Equity Income: 0.70% of net assets up to $1 billion; 0.65% of net assets over $1 billion and up to $2 billion; 0.60% of net assets over $2 billion and up to $3 billion; and 0.55% of net assets over $3 billion.

For the fiscal year ended December 31, 2017, management fees (net of waivers) for the Portfolio as a percent of the Portfolio’s average net assets are as follows:

Net Management Fees Paid*
Ivy VIP Global Equity Income	[	]%

*	For Portfolios managed solely by IICO, IICO has voluntarily agreed to waive its management fee for any day that a portfolio’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver.

A discussion regarding the basis of the approval by the Board of the renewal of the advisory contract of the Portfolio is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2017.

Service Plan Arrangements

The Portfolio offers one share class: Class II shares. Class II shares are subject to a service plan that is described below. Different fees and expenses will affect performance.

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Rule 12b-1 Service Plan

Class II shares of the Trust have adopted a Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, Class II shares of the Portfolio may pay daily a fee to Ivy Distributors, Inc. (IDI), an affiliate of IICO and the Trust’s principal underwriter, in an amount not to exceed 0.25% of the Class II shares’ average annual net assets. The fee is to be paid to compensate IDI and unaffiliated third parties for amounts expended in connection with the provision of personal services to Class II Policyowners. These fees are paid out of the Class II shares’ assets on an on-going basis, and over time, these fees will increase the cost of the investment and may cost you more than paying other types of sales charges.

Payments by Select Participating Insurance Companies

In addition to commissions, Nationwide Life Insurance Company (Nationwide) and Minnesota Life Insurance Company (Minnesota Life) each pay Waddell & Reed, Inc., an affiliate of IDI, compensation for providing administrative and marketing services to variable annuity policyholders in an amount equal to 0.20% annually of the average daily account value of all variable annuity assets.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, W&R) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain funds within the Waddell & Reed Advisors Funds. Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

Pursuant to the terms of the SEC Order, the $50 million in disgorgement and civil penalties, plus accrued interest, (Fair Fund) must be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R and as approved by the SEC, using a distribution methodology acceptable to the Funds’ Disinterested Trustees. The SEC Order also required that the independent distribution consultant develop the distribution methodology pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. On July 15, 2014, the SEC ordered that the Fair Fund be distributed to investors as provided for in the distribution plan.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order and the distribution plan are available on the SEC’s website at http://www.sec.gov.

18	Prospectus

Buying and Selling Portfolio Shares

WHO CAN BUY SHARES OF THE PORTFOLIO

Shares of the Portfolio currently are sold only to the separate accounts of Participating Insurance Companies (Variable Accounts) to fund benefits payable under the Policies under the Trust’s “Mixed and Shared” Exemptive Order (Order). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolio is known as “mixed funding.” Shares of the Portfolio are not sold to individual investors.

The Variable Accounts purchase shares of the Portfolio in accordance with Variable Account allocation instructions received from Policyowners. The Portfolio then uses the proceeds to buy securities for its investment portfolio.

Because Policies may have different provisions with respect to the timing and method of purchases and exchanges, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

Please check with your Participating Insurance Company to determine if the Portfolio is available under your Policy. This Prospectus should be read in conjunction with the prospectus of the Variable Account of your specific Policy.

The Portfolio currently does not foresee any disadvantages to Policyowners arising out of the fact that the Portfolio may offer its shares to the Variable Accounts to fund benefits of their Policies. Nevertheless, as a condition of the Order, the Board will monitor events in order to identify any material irreconcilable conflicts that may arise (such as those arising from tax or other differences) and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Variable Accounts might be required to withdraw their investments in the Portfolio and shares of another fund may be substituted. This might force the Portfolio to sell its securities at disadvantageous prices.

The principal underwriter of the Portfolio is IDI.

Purchase Price

The purchase price of a share (the price to buy one share of a particular class of the Portfolio) is its NAV next determined per share of that class after the order is received in good order by the Portfolio or its agent. No sales charge is imposed on the purchase of the Portfolio’s shares; however, your Policy may impose a sales charge. The NAV for a share of the Portfolio is determined by dividing the total market value of the securities and other assets of the Portfolio, less the liabilities of the Portfolio, by the total number of outstanding shares of the Portfolio. In general, NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE), normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. The Portfolio may reject any order to buy shares and may suspend the sale of shares at any time.

Net Asset Value

In the calculation of the Portfolio’s NAV:

∎

Securities traded on an exchange held by the Portfolio ordinarily are valued by an independent pricing service at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

∎

If a price from the primary independent pricing service is not available, a price will be obtained from another independent pricing service. In the event a price is not available from an independent pricing service, a price will be sought from an exchange.

∎

Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements ordinarily are valued according to prices quoted by an independent pricing service.

∎	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

∎	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.

The NAV per share of the Portfolio normally is computed daily as of the close of business of the NYSE, normally 4 p.m. Eastern Time, except that an option or futures contract held by the Portfolio may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

As noted in this Prospectus, the Portfolio may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed.

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Consequently, the NAV of the Portfolio’s shares may be significantly affected on days when the Portfolio does not price its shares and when you are not able to purchase or redeem the Portfolio’s shares.

When the Portfolio believes a reported market price for a security does not reflect the amount the Portfolio would receive on a current sale of that security, the Portfolio may substitute for the market price a fair-value determination made according to procedures approved by the Board. The Portfolio also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by the Portfolio if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Portfolio’s NAV is calculated.

The Portfolio also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Because the Portfolio invests a significant portion of its assets in foreign securities (or in derivatives related to foreign securities), it also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of portfolio share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such market but prior to the pricing of Portfolio shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

The Portfolio has retained certain third-party pricing services (together, the Service) to assist in fair valuing foreign securities and other foreign investments (collectively, Foreign Securities), if any, held by the Portfolio. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where Waddell & Reed Services Company, the Portfolio’s transfer agent, doing business as WI Services Company (WISC), in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Portfolio’s Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Portfolio shares. Another effect of fair valuation on the Portfolio is that the Portfolio’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a Policyowner purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if redemption proceeds or other payments based on the valuation of Portfolio assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy.

SELLING SHARES

Shares of a class of the Portfolio may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price (the price to sell one share of a particular class of the Portfolio) is the NAV per share of the Portfolio class next determined after the order is received in good order by the Portfolio or its agent. The value of the shares redeemed may be more or less than their original purchase price depending upon the market value of the Portfolio’s investments at the time of the redemption.

Because Policies may have different provisions with respect to the timing and method of redemptions, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

20	Prospectus

Redemptions are made at the NAV per share of the Portfolio next determined after receipt of the request to redeem from the Participating Insurance Company. Payment generally is made within seven days after receipt of a proper request to redeem. No fee is charged to any Participating Insurance Company upon redemption of Portfolio shares. The Trust may suspend the right of redemption of shares of the Portfolio and may postpone payment for any period if any of the following conditions exist:

∎	the NYSE is closed other than weekends or holidays, when trading on the NYSE is restricted

∎	the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable

∎	the SEC has permitted suspension of the right of redemption of shares for the protection of the security holders of the Trust

∎	applicable laws and regulations otherwise permit the Trust to suspend payment on the redemption of shares

Redemptions ordinarily are made in cash.

Except as otherwise noted, and via the Participating Insurance Company, a Policyowner may indirectly sell a class of shares and buy the same class of shares of another portfolio within the Trust, also known as a transfer or an exchange privilege.

Market Timing Policy

The Portfolio is intended for long-term investment purposes. The Trust and/or the Participating Insurance Companies will take steps to seek to deter frequent purchases and/or redemptions in Portfolio shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt Portfolio investment management and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or IDI, thereby indirectly affecting the Portfolio’s shareholders.

Certain Portfolios may be more attractive to investors seeking to engage in market timing activities. For example, because the Portfolio invests a significant portion of its assets in foreign securities, the Portfolio may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. To the extent that the Portfolio invests in securities that are, among other things, thinly traded or traded infrequently, the Portfolio will be susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a portfolio that invests a significant portion of its assets in small-capitalization companies or in a portfolio that invests a significant portion of its assets in high-yield fixed-income securities.

To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of WISC, the Portfolio’s transfer agent, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Portfolio shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Portfolio shares. In its monitoring of trading activity in Portfolio shares, on a periodic basis, WISC typically reviews Portfolio share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.

WISC will follow, monitor, and enforce excessive trading policies and procedures. Below is an example of trading activity that would be considered excessive and in violation of the Portfolio’s market timing policy:

WISC will monitor the number of roundtrip transactions in Portfolio shares. Any Policyowner that has more than two transactions that are considered a change in direction relative to a Portfolio within a time period determined by WISC may be restricted from making additional purchases of Portfolio shares. A change in direction is defined as any exchange or sale out of a Portfolio and a second change in direction is an exchange or purchase back into that Portfolio. Policyowners who reach this limit may be blocked from making additional purchases for 60 days. A second violation can result in a permanent block.

This example is not all-inclusive of the trading activity that may be deemed to violate the Portfolio’s market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.

In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Portfolio shares.

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As an additional step, WISC reviews Portfolio redemption activity in relation to average assets and purchases within the period. If WISC identifies what it believes are market timing activities, WISC and/or IDI will coordinate with the applicable Participating Insurance Company so that it may notify the investors involved, reject or restrict a purchase or exchange order and/or prohibit those investors from making further purchases allocated to Portfolio shares. The Portfolio also may restrict its exchange privileges in order to protect Policyowners. Transactions placed in violation of the Portfolio’s market timing policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Portfolio’s and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Portfolio’s market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolio, WISC and/or IDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.

The Portfolio seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Portfolio, IDI and WISC make efforts to monitor for market timing activities and will seek the assistance of the Participating Insurance Companies through which Portfolio shares are purchased or held, the Portfolio cannot always identify or detect excessive trading that may be facilitated by a Participating Insurance Company or made difficult to identify by the use of omnibus accounts by the Participating Insurance Companies, mainly due to the fact that the Participating Insurance Companies maintain the underlying Policyowner account, and the Portfolio must analyze omnibus account level activity and then request additional shareholder level activity on the underlying investors where omnibus account level activity warrants further review. Accordingly, there can be no assurance that the Portfolio will be able to eliminate all market timing activities.

Apart from actions taken by the Portfolio, Policyowners also may be subject to restrictions imposed under their Policies with respect to short-term trading and the trading restrictions imposed by the Participating Insurance Companies that maintain the underlying account(s).

The Portfolio’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a Policyowner’s ability to engage in market timing activities, although there can be no assurance that the Portfolio will eliminate market timing activities.

Additional Compensation to Intermediaries

IDI and/or its affiliates (collectively, Ivy) may make payments for marketing, promotional or related services by:

∎	Participating Insurance Companies for whose Policies the Portfolio is an underlying investment option or

∎	broker-dealers and other financial intermediaries that sell Policies that include the Portfolio as an underlying investment option.

These payments often are referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Ivy’s own profits and may be in addition to any Rule 12b-1 payments that are paid by the Portfolio. Because revenue sharing payments are paid by Ivy, and not from the Portfolio’s assets, the amount of any revenue sharing payments is determined by Ivy.

In addition to the revenue sharing payments described above, Ivy may offer other incentives to sell Policies for which the Portfolio is an investment option in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals.

The recipients of such incentives may include:

∎	financial advisors affiliated with Ivy;

∎	broker-dealers and other financial intermediaries that sell such Policies and

∎	insurance companies that include shares of the Portfolio as an underlying investment option.

Payments may be based on current or past sales of Policies investing in shares of the Portfolio, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a Participating Insurance Company or intermediary or their employees or associated persons to recommend a particular Policy for which the Portfolio is an underlying investment option instead of recommending options offered by competing insurance companies.

22	Prospectus

In addition, Ivy may compensate Participating Insurance Companies for administrative and shareholder services provided to Policyowners.

Notwithstanding the additional compensation described above, IICO is prohibited from considering a broker-dealer’s sale of any of the Portfolio’s shares, or the inclusion of the Portfolio in a Policy provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for execution of Portfolio transactions.

Portfolio transactions nevertheless may be executed with broker-dealers who coincidentally may have assisted customers in the purchase of Policies for which the Portfolio is an underlying investment option, issued by Participating Insurance Companies, although neither such assistance nor the volume of shares sold of the Portfolio or any affiliated investment company is a qualifying or disqualifying factor in IICO’s selection of such broker-dealer for portfolio transaction execution.

The Participating Insurance Company that provides your Policy also may provide similar compensation to broker-dealers and other financial intermediaries in order to promote the sale of such Policies. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

Potential Conflicts of Interest

The Distributor of the Portfolio, IDI, is a corporate affiliate of Waddell & Reed, Inc. (Waddell & Reed). The Portfolio is included as an investment option in Policies offered by Waddell & Reed. Waddell & Reed offers shares of the Portfolio through a distribution agreement with IDI. The following paragraphs disclose certain potential conflicts of interest in connection with the offering of the Portfolio by Waddell & Reed.

A portion of the mutual fund shares sold by Waddell & Reed financial advisors are from the Ivy Funds. Waddell & Reed financial advisors also sell certain of the Policies, which may include the Portfolio as an investment option. IICO manages the assets of the Portfolio, as well as the Ivy Funds. IICO earns investment advisory fees for providing investment management services to the Portfolio and the Ivy Funds. These fees are assessed daily on the net assets held by the funds and are paid to IICO out of fund assets. Companies affiliated with Waddell & Reed (Service Affiliates) also serve as shareholder servicing agent and accounting services agent for the Portfolio and the Ivy Funds and as custodian for certain retirement plan accounts available through Waddell & Reed and other third parties. The Service Affiliates receive fees for the services they provide to the funds and/or the shareholders in the Ivy Funds. Waddell & Reed, IICO and the Service Affiliates are subsidiaries of Waddell & Reed Financial, Inc.

Waddell & Reed financial advisors are not required to sell only shares of funds in the Ivy Funds, have no sales quotas with respect to the Ivy Funds or the Policies and receive the same percentage rate of compensation for all shares of mutual funds and variable insurance policies they sell, including shares of the funds in the Ivy Funds and the Policies.

Increased sales of shares of the Ivy Funds and the Portfolio generally result in greater revenues, and greater profits, to Waddell & Reed, IICO and the Service Affiliates, since payments to Waddell & Reed, IICO and the Service Affiliates, increase as more assets are invested in the Ivy Funds, the Portfolio and/or more fund accounts are established. Waddell & Reed employee compensation (including management and certain sales force leader compensation) and operating goals at all levels are tied to Waddell & Reed’s overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the Ivy Funds rather than shares of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the Ivy Funds and the Policies. Ultimately, this typically will influence the financial advisor’s decision to recommend the Ivy Funds even though they may have access to Externally Managed Funds that may have superior performance to and/or lower fund expenses than the Ivy Funds or the Policies.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of Ivy Funds or the Policies, though the client is not obligated to purchase such investments through Waddell & Reed and may purchase shares of Externally Managed Funds. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed, and read, a copy of Waddell & Reed’s Form ADV Disclosure Brochure.

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Portability

Certain of the Policies in which the Portfolio is available as investment options (e.g., Policies issued by Nationwide and Minnesota Life) are available for sale only through Waddell & Reed financial advisors. Although Waddell & Reed financial advisors have no sales quotas with respect to these Policies and may offer and sell other mutual funds and variable insurance policies, if you elect to work with a Waddell & Reed financial advisor it is likely that the advisor will recommend the Policies issued by Participating Insurance Companies that include the Portfolio as underlying investment options. For more information about conflicts of interest, please see Potential Conflicts of Interest. Therefore, you need to understand that the Portfolio is considered to be Waddell & Reed proprietary mutual funds and certain of the Policies may only be sold by Waddell & Reed financial advisors. Those Policies generally may be assigned only by the Participating Insurance Companies for servicing only to a broker-dealer or other financial intermediary (“Financial Intermediary”) if the Financial Intermediary has entered into a servicing agreement with the Participating Insurance Companies that permits the Financial Intermediary to be assigned as agent-of-record and service the Policies. Therefore, if you elect to purchase a Policy that is only available through your Waddell & Reed financial advisor, you should consider that you may need to liquidate the Policy, which may cause adverse tax consequences, if you later decide to transfer your investment to another Financial Intermediary in the event your financial advisor leaves Waddell & Reed or for other reasons and the Financial Intermediary is not a party to a servicing agreement with the applicable Participating Insurance Company permitting your Policy to be serviced by the Financial Intermediary. The ability of such Financial Intermediary to continue to service your Policy is subject to the continued effectiveness of the Financial Intermediary’s servicing agreement, which may be terminated without notice to you.

24	Prospectus

Distributions and Taxes

Distributions

The Portfolio distributes substantially all of its net investment income and net realized capital gains to its shareholders (the Variable Accounts) each year. Usually, net investment income is declared and paid annually in May.

All distributions from net realized capital gains, if any, of a class of shares of the Portfolio, are paid in additional full and fractional shares of that class.

Taxes

The Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company (RIC), for Federal tax purposes. The Portfolio will be so treated if it meets specified Federal income tax rules, including requirements regarding types of investments, limits on investments, types of income and distributions. A portfolio that satisfies those requirements is not taxed at the entity level on the net income and net realized gains it distributes to its shareholders.

It is important for the Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the Portfolio shareholders, which are Variable Accounts, will then be able to use a “look-through” rule in determining whether the Variable Accounts meet the investment diversification Federal tax rules that apply to them. If the Portfolio failed to meet those rules, owners of Policies indirectly funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Policies and would lose any benefit of tax deferral. Accordingly, WISC monitors the Portfolio’s compliance with the applicable RIC qualification and Variable Account diversification rules.

You will find additional information in the SAI about Federal income tax considerations generally affecting the Portfolio. Because the only shareholders of the Portfolio are the Variable Accounts, no further discussion is included here as to the Federal income tax consequences to the Portfolio’s shareholders. For information concerning the Federal tax consequences to Policyowners, see the applicable prospectus for your Policy. Prospective investors are urged to consult with their tax advisors.

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26	Prospectus

Financial Highlights

The following information is to help you understand the financial performance of Class II shares of the Portfolio for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the Portfolio’s financial statements and financial highlights for the fiscal period ended December 31, 2017, is included in the Trust’s Annual Report to Shareholders, which is incorporated by reference into the SAI. The Annual Report contains additional financial information and is available upon request and without charge.

IVY VIP	FOR A SHARE OF CAPITAL STOCK

OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period		Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations		Distributions from Net Investment Income		Distributions from Net Realized Gains		Total Distributions
Global Equity Income
Year ended 12-31-2017	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Year ended 12-31-2016		7.82		0.11		0.40		0.51		(0.10)		(0.44)		(0.54)
Year ended 12-31-2015		9.05		0.09		(0.23)		(0.14)		(0.11)		(0.98)		(1.09)
Year ended 12-31-2014		9.04		0.12		0.71		0.83		(0.10)		(0.72)		(0.82)
Year ended 12-31-2013		7.24		0.10		2.01		2.11		(0.13)		(0.18)		(0.31)

	Net Asset Value, End of Period		Total Return(2)		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Global Equity Income
Year ended 12-31-2017	$	[ ]	[ ]	%	$	[ ]	[ ]	%	[ ]	%	—%	—%	[ ]	%
Year ended 12-31-2016		7.79	6.95			509	1.01		1.43		—	—	59
Year ended 12-31-2015		7.82	-2.06			515	1.00		1.14		—	—	50
Year ended 12-31-2014		9.05	9.84			511	1.00		1.33		—	—	42
Year ended 12-31-2013		9.04	29.61			484	1.00		1.23		—	—	53

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

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IVY VARIABLE INSURANCE PORTFOLIOS

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Stradley Ronon Stevens & Young LLP

191 N. Wacker Drive, Suite 1601

Chicago, Illinois 60606-1890

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

Investment Manager

Ivy Investment Management Company

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

800.777.6472

Underwriter

Ivy Distributors, Inc.

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

800.777.6472

Transfer Agent

WI Services Company

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

800.777.6472

Accounting Services Agent

WI Services Company

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

800.777.6472

Our INTERNET address is:

http://www.ivyinvestments.com

28	Prospectus

IVY VARIABLE INSURANCE PORTFOLIOS

You can get more information about the Portfolio in the —

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Statement of Additional Information (SAI), which contains detailed information about the Portfolio, particularly the investment policies and practices. You may not be aware of important information about the Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the SEC and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

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Annual and Semiannual Reports to Shareholders, which detail the Portfolio’s actual investments and include financial statements as of the close of the particular annual or semiannual period. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the year covered by the report.

To request a copy of the current SAI or copies of the Portfolio’s most recent Annual and Semiannual Reports, without charge, or for other inquiries, contact the Trust or Ivy Distributors, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual Reports also may be requested via e-mail at prospectus.request@waddell.com and are available, without charge, at www.ivyinvestments.com.

Information about the Portfolio (including the Portfolio’s current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street, NE, Washington, D.C., 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.8090.

IVY DISTRIBUTORS, INC.

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.777.6472

VIPPRO-GEI (04-18)

The Trust’s SEC file number is: 811-5017.

Prospectus	29

IVY VARIABLE INSURANCE PORTFOLIOS

Ivy VIP Global Equity Income	Class II

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

800-777-6472

[April 30, 2018]

STATEMENT OF ADDITIONAL INFORMATION

Ivy Variable Insurance Portfolios (Trust) is an open-end management investment company that currently consists of 29 separate series, one of which is listed above. This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus for the Trust dated [April 30, 2018] (Prospectus), which may be obtained, without charge, upon request, from the Trust or its underwriter, Ivy Distributors, Inc. (IDI), at the address or telephone number shown above.

This SAI incorporates by reference certain information that appears in the Portfolio’s Annual Reports, which are delivered to all current shareholders. To obtain a copy of the Portfolio’s most recent Annual and/or Semiannual Reports, without charge, contact the Trust or IDI at the address or telephone number above. Copies of the Annual and/or Semiannual Reports also may be requested via e-mail at prospectus.request@waddell.com and are available at www.ivyinvestments.com.

This SAI shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.

TRUST HISTORY

Ivy Variable Insurance Portfolios was organized as a Delaware statutory trust on January 15, 2009, and is the successor to Ivy Funds Variable Insurance Portfolios, Inc., a Maryland corporation organized on December 2, 1986 (Corporation), pursuant to a reorganization on April 30, 2009. The Portfolio is a series of the Trust and the successor to the corresponding series of the Corporation. Prior to April 30, 2018, the Portfolio was known as Ivy VIP Dividend Opportunities. Effective April 30, 2018, the Portfolio changed its name, investment objective and principal investment strategies to invest primarily in equity securities that are issued by companies of any size, located largely in developed markets around the world.

THE PORTFOLIO, ITS INVESTMENTS, RELATED RISKS AND RESTRICTIONS

The Portfolio is a mutual fund, an investment that pools shareholders’ money and invests it toward a specified objective. The Portfolio has its own objective and investment policies. The Trust sells its shares only to the separate accounts of certain select insurance companies (Participating Insurance Companies) to fund certain variable life insurance policies and variable annuity contracts (Policies).

This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Trust’s investment manager, Ivy Investment Management Company (IICO), may employ and the types of instruments in which the Portfolio may invest, in pursuit of the Portfolio’s objective. A summary of the risks associated with these instrument types and investment practices is included as well.

Unless otherwise indicated, IICO may buy the types of instruments and use the investment techniques described below, subject to any applicable investment policies and restrictions. IICO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Portfolio’s investment policies and restrictions. IICO buys an instrument or uses a technique only if it believes that doing so is in pursuit of the Portfolio’s objective. See Investment Restrictions for a listing of the fundamental and non-fundamental, or operating, policies.

IICO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Portfolio’s investment policies and restrictions. IICO buys an instrument or uses a technique only if it believes that doing so will help the Portfolio achieve its objective.

Recent Market Conditions

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. It is uncertain how long these conditions will continue.

These market conditions have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Department of the Treasury (Treasury), causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to project the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Further, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. In particular, the impact of financial regulation legislation by governments or quasi-governmental organizations on the markets and the practical implications for market participants may not be fully known for some time.

Interest rates have been unusually low in recent years in the U.S. and abroad. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the Federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve subsequently raised the target range again in December 2016, March 2017, June 2017 and December 2017. Because there is little precedent for this situation, it is difficult to predict the impact of these rate increases and any future rate increases on various markets. An increase in interest rates may impact various markets. In addition, there is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, which is known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness, and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The risk of investing in Europe may be heightened due to a June 2016 referendum in which the United Kingdom voted to exit the European Union (EU). On March 29, 2017, the United Kingdom invoked Article 50 of the Lisbon Treaty to withdraw from the EU in due course, however, there is a significant degree of uncertainty about how negotiations relating to the United Kingdom’s withdrawal will be conducted, as well as the potential consequences and precise timeframe for “Brexit.” It is expected that the United Kingdom’s exit from the EU will take place within two years of the United Kingdom’s invocation of Article 50. While it is not possible to determine the precise impact these events may have on the Portfolio, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of the Portfolio’s investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

It is impossible to predict the effects of these or similar events in the future on the Portfolio, though it is possible that these or similar events could have a significant adverse impact on the net asset value (NAV) and/or risk profile of the Portfolio.

Securities - General

The main types of securities in which the Portfolio may invest, subject to its investment policies and restrictions, includes common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which the Portfolio invests may include preferred stock that converts into common stock. The Portfolio also may invest in preferred stocks rated in any rating category of the nationally recognized statistical rating organizations (NRSROs) or unrated preferred stocks, subject to the Portfolio’s investment policies and restrictions. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, debt securities with longer maturities generally are more sensitive to interest rate changes than debt securities with shorter maturities.

Subject to its investment policies and restrictions, the Portfolio may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P Global Ratings, a division of S&P Global Inc. (S&P) or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB- by S&P or comparably rated by another NRSRO are considered to be investment grade debt securities; however, securities rated BBB- or comparably rated by another NRSRO may have speculative characteristics and involve greater risk of default or price changes. In addition, the Portfolio will treat unrated securities determined by IICO to be of comparable quality to a rated security as having that rating. In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (e.g., BBB by S&P and a higher or lower rating by another NRSRO), it is the Portfolio’s general policy to classify such security at the higher rating level.

While credit ratings are only one factor IICO relies on in evaluating high-yield (low-rated) debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Portfolio may retain a portfolio security whose rating has been changed. In addition, a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings represent the NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. See Appendix A to this SAI for a description of these ratings.

Subject to its investment policies and restrictions, the Portfolio may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security (commonly called “equity-linked debt securities”). The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and also may be influenced by interest rate changes. In addition, although equity-linked debt securities typically are adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities also are subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Debt securities may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Subject to its investment policies and restrictions, certain of the debt instruments in which the Portfolio may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

Subject to its investment policies and restrictions, the Portfolio may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s offering document. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities typically are issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the Portfolio’s ability to achieve its investment objective.

Subject to its investment policies and restrictions, the Portfolio also may invest in contingent convertible securities (CoCos). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers generally are linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

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Subordinated instruments. CoCos, in the majority of circumstances, will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Portfolio, against the issuer in respect of or arising under the terms of the CoCos generally shall rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Subject to its investment policies and restrictions, the Portfolio also may invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer’s common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer also must pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer’s common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

Operational Risks

The Portfolio and its service providers may be prone to operational and information security risks resulting from, among other problems, human errors, systems and technology disruptions or failures, or breaches in cybersecurity. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Portfolio or its shareholders. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to fund assets, customer data or proprietary information, or cause the Portfolio or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cybersecurity breaches affecting the Portfolio or its investment adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Portfolio and its shareholders. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, including the ability to buy and sell shares, impact the Portfolio’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolio or its service providers to regulatory fines or financial losses and/or cause reputational damage. The Portfolio also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issues or securities in which the Portfolio may invest, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investment in such companies to lose value. In addition, adverse consequences could result from cybersecurity incidents affecting counterparties with which the Portfolio engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties.

Specific Securities and Investment Practices

Banking Industry and Savings and Loan Obligations

Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers’ acceptances, the Portfolio may invest in time deposits in banks or savings and loan associations. Time deposits generally are similar to certificates of deposit, but are uncertificated. The Portfolio’s investments in certificates of deposit, time deposits, and bankers’ acceptances are limited to obligations of (i) U.S. banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) U.S. banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan associations which have total assets in excess of $500,000,000 and which are members of the FDIC, and

(iv) foreign banks if the obligation is, in the opinion of IICO, of an investment quality comparable to other debt securities which may be purchased by the Portfolio. The Portfolio’s investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable, and the Portfolio may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Borrowing

The Portfolio may borrow money only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Proceeds from borrowings will be used for temporary, extraordinary or emergency purposes, including temporary purposes associated with the Interfund Lending Program discussed below. Interest on money borrowed is an expense the Portfolio would not otherwise incur, and as a result, it may have reduced net investment income during periods of outstanding borrowings. If the Portfolio does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Credit-Linked Notes

Subject to its investment policies and restrictions, the Portfolio may invest in credit-linked notes. A credit-linked note is a structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest, as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a limited purpose trust or other vehicle and is a direct obligation of the issuing entity. The limited purpose trust or other vehicle, in turn, invests in bonds or a derivative or basket of derivative instruments, such as credit default swaps, interest rate swaps and/or other securities, to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by the Portfolio will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Portfolio’s initial investment, and the Portfolio may lose money.

Foreign Securities and Currencies

Foreign Securities. Subject to its investment policies and restrictions, the Portfolio may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U.S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs also must provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings, and they generally do not include voting rights.

Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

IICO believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies also may differ favorably or unfavorably from U.S. companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

IICO believes that the Portfolio’s ability to invest its assets abroad might enable it to take advantage of these differences and strengths.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including: the possibility of expropriation or nationalization of assets; confiscatory taxation; restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars (which also may affect the liquidity of such investments), such as those applicable to certain investments in China; or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that IICO will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

As a general rule, the country designation for a security for purposes of the Portfolio’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (e.g., Bloomberg L.P.). However, pursuant to IICO’s compliance procedures, IICO may request a different country designation due to certain identified circumstances. For example, an issuer’s country designation could be changed if (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer’s stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Investments in obligations of U.S. branches of foreign banks will be considered U.S. securities if IICO has determined that the nature and extent of Federal and state regulation and supervision of the branch in question are substantially equivalent to Federal or state-chartered U.S. banks doing business in the same jurisdiction.

Foreign Currencies. Subject to its investment policies and restrictions, the Portfolio may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Portfolio may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, the Portfolio may hold funds temporarily in bank deposits in foreign currencies during the completion of investment programs and may purchase and sell forward foreign currency contracts. Because of these factors, the value of the assets of the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. Although the Portfolio’s custodian values the Portfolio’s assets daily in terms of U.S. dollars, the Portfolio does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis, and for certain investments, there may be restrictions imposed by a foreign government on the conversion of its currency to U.S. dollars (or other currencies). Generally, however, the Portfolio will convert its holdings of foreign currencies into U.S. dollars, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies, which can include other transaction costs. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. The Portfolio will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For more information regarding the Portfolio’s use of forward contracts to purchase or sell foreign currencies, see Options, Futures and Other Derivatives Strategies — Forward Currency Contracts.

Because the Portfolio may invest in both U.S. and foreign securities markets, subject to its investment policies and restrictions, changes in the Portfolio’s share price may have a low correlation with movements in U.S. markets. The Portfolio’s share price will reflect the movements of the different markets in which it invests (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Portfolio’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which the Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

The Portfolio usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Portfolio converts assets from one currency to another. Further, the Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Portfolio must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Portfolio holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Portfolio may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Sukuk. Foreign securities and emerging market securities include sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Portfolio (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing or emerging country is a nation that, in IICO’s opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing and emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

IICO considers countries having developing or emerging markets to be all countries that generally are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing or emerging.

As noted above, the country designation for a security for purposes of the Portfolio’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (e.g., Bloomberg). Accordingly, a security would be considered issued by a developing or emerging market country if the issuer’s country of domicile is a developing or emerging market country. However, pursuant to IICO’s compliance procedures, IICO may request a different country designation under the following circumstances: (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer’s stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Some of the risks to which the Portfolio may be exposed by investing in securities of developing or emerging markets are: restrictions placed by the government of a developing or emerging country related to investment, currency exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing or emerging country’s currency against the U.S. dollar; unusual price volatility in a developing or emerging country’s securities markets; government involvement in the private sector, including government ownership of companies in which the Portfolio may invest; limited information about a developing or emerging market; high levels of tax levied by developing or emerging countries on dividends, interest and realized capital gains; the greater likelihood that developing or emerging markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Portfolio in developing or emerging markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the Portfolio to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing or emerging countries; the fact that companies in developing or emerging countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1) repurchase agreements not terminable within seven days;

(2) non-negotiable certificates of deposit (typically those not issued in bearer form) and bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

(3) interest-only and principal-only stripped asset-backed securities issued by non-governmental issuers;

(4) swaps, caps, collars and floors;

(5) restricted securities and securities sold in private placements or otherwise not registered under the Securities Act of 1933, as amended (the 1933 Act) (other than Rule 144A securities and Section 4(a)(2) commercial paper, and master demand notes for which principal and accrued interest is payable on demand or within seven days after demand); and

(6) unrated municipal lease obligations.

Generally, a swap, cap, collar or floor will be deemed illiquid to the extent of the Portfolio’s obligations under the transaction.

Illiquid securities also may include Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws), Section 4(a)(2) commercial paper, rated municipal lease obligations and certificates of participation, and interest-only and principal-only stripped mortgage-backed securities that are U.S. government securities. These securities are considered illiquid unless IICO, acting pursuant to guidelines established by the Board, determines they are liquid.

In addition, the Portfolio considers foreign securities in its portfolio that are subject to a limitation lasting more than seven days on the repatriation of the proceeds of a sale or other disposition of the securities as illiquid.

IICO believes that, at times, it is in the best interest of the Portfolio to be able to invest in illiquid securities up to the maximum amount allowable under the Portfolio’s investment restriction on illiquid investments. See Investment Restrictions — Non-Fundamental Restrictions. IICO believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they often are deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Indexed Securities and Structured Notes

The Portfolio may invest in structured notes or other indexed securities, subject to its operating policy regarding financial instruments and other applicable restrictions. An example of a “structured note” is a note that is tied to a basket of multiple indices in which an investor receives twice the gains of each index that rises, subject to a cap on the returns with proportionate losses if the index falls. An example of an “indexed security” is a security that guarantees a return higher than the rate of inflation if it is held to maturity (called inflation indexed security). Structured notes or other indexed securities are derivative debt instruments, the interest rate or principal of which is linked to securities, currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most structured notes or other indexed securities are fixed-income securities that have maturities of three years or less. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the structured note or indexed security.

Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.

Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes and indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note and indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes and indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes and indexed securities, the interest rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to the Portfolio.

The performance of structured notes and indexed securities depends to a great extent on the performance of the reference instrument to which they are indexed and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, structured notes and indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer’s creditworthiness deteriorates. Structured notes and indexed securities may be more volatile than the reference instrument. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

IICO will use its judgment in determining whether structured notes or indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of the Portfolio’s investment allocations, depending on the individual characteristics of the securities. Certain structured notes and indexed securities that are not traded on an established market may be deemed illiquid.

Initial Public Offerings

Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Portfolio may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences (resulting from the recognition of net short-term capital gains, which are taxable to shareholders as ordinary income when distributed to them). The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Portfolio’s holdings as the Portfolio’s assets increase (and thus have a more limited effect on the Portfolio’s performance).

Investment Company Securities

The Portfolio may purchase shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief and subject to its other investment policies and restrictions. As a shareholder in an investment company, the Portfolio would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if the Portfolio acquires shares of an investment company, the Portfolio’s shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment company.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. Shares of closed-end investment companies also may trade at a discount to NAV, which means the Portfolio may have to sell shares at a price lower than their NAV per share. Additionally, closed-end investment company shares may be halted or delisted by the listing exchange. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that the Portfolio otherwise would have to invest indirectly in certain developing markets. The Portfolio will incur brokerage costs when purchasing and selling shares of closed-end investment companies.

Business Development Companies. Subject to its investment policies and restrictions, the Portfolio may invest in shares of business development companies (BDCs). BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which the Portfolio invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, the Portfolio will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Exchange-Traded Funds (ETFs)

Subject to its investment policies and restrictions, and only to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief, the Portfolio may invest in ETFs for various purposes, which may or may not be a registered investment company (i.e., open-end mutual fund). For example, the Portfolio may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and “Dow Industrial Diamonds,” which track the Dow Jones Industrial Average, or in ETFs that track other indexes; provided that such investments are consistent with the Portfolio’s investment objective as determined by IICO. Each of these securities represents shares of beneficial interest in a trust, or series of a trust, that typically holds a proportionate amount of shares of all stocks included in the relevant underlying index. Since most ETFs are a type of investment company, the Portfolio’s purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.

An ETF’s shares have a market price that approximates the NAV of the ETF’s portfolio, which generally is designed to track the designated index or the NAV of the underlying basket of securities, currencies and/or commodities or commodities futures, as applicable. Some ETFs are actively managed and instead of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. ETF shares are exchange-traded and as with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is charged in addition to the investment management fee paid by the Portfolio).

Trading costs for ETFs can be higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a relatively quick and convenient method of using the Portfolio’s assets to track the return of a particular stock index.

Investments in an ETF that is a registered investment company (i.e., open-end mutual fund) generally present the same primary risks as investments in a conventional open-end mutual fund that is not exchange-traded. The price of an ETF can fluctuate, and the Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Lending Securities

For the purpose of realizing additional income or offsetting expenses, the Portfolio may (but currently does not intend to) make secured loans of portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned). If the Portfolio lends securities, the borrower pays the Portfolio an amount equal to the dividends or interest on the securities that the Portfolio would have received if it had not loaned the securities. The Portfolio also receives additional compensation. Under the Portfolio’s securities lending procedures, the Portfolio may lend securities only to broker-dealers and financial institutions deemed creditworthy by IICO. The creditworthiness of entities to which the Portfolio makes loans of portfolio securities is monitored by IICO throughout the term of the loan.

Any securities loans that the Portfolio makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Portfolio must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash or U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Portfolio to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that the Portfolio may accept as collateral are agreements by banks (other than the borrowers of the Portfolio’s securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Portfolio, while the letter is in effect, amounts demanded by the Portfolio if the demand meets the terms of the letter. The Portfolio’s right to make this demand secures the borrower’s obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Portfolio’s custodian bank) must be satisfactory to IICO.

The Portfolio will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Portfolio within five business days after the Portfolio gives notice to do so. If the Portfolio loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Portfolio may pay reasonable finder’s, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights. There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases. There also may be risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower fail financially.

Interfund Lending

Pursuant to an exemptive order issued by the SEC, the Ivy Variable Insurance Portfolios, together with the Ivy Funds and the InvestEd Portfolios (collectively, the “Funds” only for purposes of this section), will have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an Interfund Loan), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement, entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing under the Interfund Lending Program if its outstanding borrowings from all sources immediately after the borrowing under the Interfund Lending Program are equal to or less than 10% of its total assets, provided that, if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing under the Interfund Lending Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Loans and Other Direct Debt Instruments

Loans. Subject to its investment policies and restrictions, the Portfolio may purchase loan participations and/or loan assignments (sometimes called bank loans). Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the Portfolio purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Portfolio may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest also may limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, which are represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

The Portfolio’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan would adversely affect the income of the Portfolio and would likely reduce the value of its assets, which would be reflected in a reduction in the Portfolio’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the Portfolio will invest, however, IICO will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers.

IICO’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans the Portfolio will invest in will be rated by one or more NRSROs. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Portfolio’s credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO. Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which the Portfolio may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions (acquiring another company), recapitalizations (reorganizing the assets and liabilities of a borrower), stock purchases, leverage buy-outs (taking over control of a company), dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by the Portfolio will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. The Portfolio may hold investments in loans for a very short period of time when opportunities to resell the investments that IICO believes are attractive arise.

Certain of the loans acquired by the Portfolio may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Portfolio is committed to make additional loans under such an assignment, it will at all times, designate cash or securities in an amount sufficient to meet such commitments. A revolving credit facility may require the Portfolio to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Notwithstanding its intention in certain situations to not receive material non-public information with respect to its management of investments in floating rate loans, IICO may from time to time come into possession of material, non-public information about the issuers of loans that may be held by the Portfolio. Possession of such information may in some instances occur despite IICO’s efforts to avoid such possession, but in other instances, IICO may choose to receive such information (e.g., in connection with participation in a creditor’s committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, IICO’s ability to trade in these loans for the account of the Portfolio could potentially be limited by its possession of such information. Such limitations on IICO’s ability to trade could have an adverse effect on the Portfolio by, for example, preventing the Portfolio from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by IICO may hold other securities issued by borrowers whose floating rate loans may be held by the Portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held by the Portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, IICO may owe conflicting fiduciary duties to the Portfolio and other client accounts. IICO will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if IICO’s client account collectively held only a single category of the issuer’s securities.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Portfolio’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus.

Loan interests may not be considered “securities,” and a purchaser, such as the Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the Federal securities laws.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the Federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rate Loans. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates generally are the London Interbank Offered Rate (LIBOR), the Certificate of Deposit (CD) Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

The Portfolio limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see Fundamental Investment Restrictions). For purposes of these restrictions, the Portfolio generally will treat the borrower as the “issuer” of indebtedness held by the Portfolio. In the case of participation interests where a bank or other lending institution serves as intermediate participant between the Portfolio and the borrower, if the participation interest does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, the Portfolio, in appropriate circumstances, will treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement also may contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Direct Debt Instruments. The Portfolio may invest in direct debt instruments, subject to its policies and restrictions regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If the Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected. Loans that are fully secured offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Portfolio seeks to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Portfolio were determined to be subject to the claims of the agent’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for the Portfolio. Direct indebtedness purchased by the Portfolio may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Portfolio to pay additional cash on demand. These commitments may have the effect of requiring the Portfolio to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. The Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution’s interest with respect to a loan, may involve additional risks to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

The Portfolio limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, the Portfolio generally will treat the borrower as the issuer of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Listed Private Equity Companies and Funds

Subject to its investment policies and restrictions, the Portfolio may invest in securities of listed private equity companies and funds whose principal business is to invest in and lend capital to privately held companies. The Portfolio is subject to the underlying risks that affect the listed private equity companies and funds in which it invests. Generally, little public information exists for private companies, and there is a risk that the listed private equity companies and funds may not be able to make a fully informed investment decision. In addition, the listed private equity companies and funds may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized by the listed private equity companies and funds may be adversely impacted by the poor performance of a small number of investments, or even a single investment. The Portfolio’s investment in listed private equity companies and funds subjects the Portfolio’s shareholders indirectly to the fees and expenses incurred by such companies and funds. Listed private equity companies and funds may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

Low-Rated Securities

Debt securities rated below the four highest categories (that is, below BBB- by S&P, for example) are not considered investment grade obligations and commonly are called “junk bonds” or “high yield”. These securities are predominately speculative and present more credit risk than investment grade obligations with respect to the issuer’s continuing ability to meet principal and interest payments.

Low-rated debt securities (including unrated securities determined by IICO to be of comparable quality) generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. In addition, the markets in which low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish the Portfolio’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Portfolio’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available. Similarly, analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Portfolio to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher-rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, the Portfolio may incur additional expenses to seek recovery and lose all or part of its investment.

Distressed Debt Securities. Subject to its investment policies and restrictions, the Portfolio may invest in distressed companies (generally, debt securities rated below CCC+ by S&P, for example) (or, if unrated, determined by IICO to be of comparable quality) (generally referred to as Distressed Debt). Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. The Portfolio’s investment in Distressed Debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank.

Loan participations represent fractional interests in a company’s indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, the Portfolio, in effect, steps into the shoes of the lender. Distressed Debt purchased by the Portfolio may be in the form of loans, notes or bonds. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Distressed Debt securities typically are unrated, lower-rated, in default or close to default. Also, Distressed Debt generally is more likely to become worth less than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus, impact Portfolio performance. These debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security’s maturity and reduce the Portfolio’s return.

Debt securities rated below investment grade, and the type of Distressed Debt securities which the Portfolio may purchase, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes, and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Portfolio may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Portfolio incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

Master Limited Partnerships

Subject to its investment policies and restrictions, the Portfolio may invest in master limited partnerships (MLPs). An MLP is a limited partnership (or similar entity, such as a limited liability company, that is classified as a partnership for Federal tax purposes), the interests in which are publicly traded. MLP units generally are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in the oil and gas industries, including energy processing and distribution. MLPs generally are pass-through entities or businesses that are taxed at the security holder level and generally are not subject to Federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its security holders. Distributions from an MLP, whether they are attributable to its annual net income that is passed through or consist in part of a return of the amount originally invested, would not be taxable to the extent they do not exceed the investor’s adjusted tax basis in its MLP interest. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs generally is subject to risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors (e.g., owners of common units in an MLP may have limited voting rights and no ability to elect directors, trustees or other managers). Although unitholders of an MLP generally are limited in their liability, similar to a corporation’s shareholders, an MLP’s creditors typically have the right to seek the return of distributions made to the MLP’s unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or geographic region are subject to the risks associated with such industry or region (such as the risks associated with investing in the real estate or oil and gas industries). Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Net income from an interest in a “qualified publicly traded partnership” (QPTP), which many MLPs are treated as for Federal tax purposes, is “qualifying income” for an entity (such as the Portfolio) that is a “regulated investment company” for these purposes (RIC). Please see the section entitled Taxation of the Portfolio for additional information regarding the tax consequences of the Portfolio’s investing in a QPTP.

Money Market Instruments

Money market instruments are high-quality, short-term debt instruments. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which the Portfolio may invest include mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally the originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (FHFA). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. government. Freddie Mac is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues participation certificates, which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the participation certificates it issues, but those are not backed by the full faith and credit of the U.S. government.

The Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac; however, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, those capital concerns led the Treasury and the FHFA to announce that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the second quarter of 2017, Fannie Mae and Freddie Mac required Treasury support of approximately $187.5 billion through draws under the Treasury’s preferred stock purchase agreements, although neither Fannie Mae nor Freddie Mac has required a draw from the Treasury since the second quarter of 2012. As of the third quarter of 2017, Fannie Mae and Freddie Mac have paid approximately $275.9 billion in aggregate cash dividends (although those payments do not constitute a repayment of their draws). The FHFA has stated that Fannie Mae and Freddie Mac may need an injection of Treasury capital in the future. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by Federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities remains in question as the U.S. government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15% (up from the previously agreed annual rate of 10%), requiring Fannie Mae and Freddie Mac to reach the $250 billion target by the end of 2018. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. government (although that rating did not directly relate to their mortgage-backed securities). The U.S. government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

The Portfolio may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities likely will be developed in the future, and the Portfolio may invest in them if IICO determines that such investments are consistent with the Portfolio’s objective and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor’s initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities also may depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities typically are quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Municipal Obligations

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Private activity bonds (PABs) are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality usually is directly related to the credit standing of the user of the facilities being financed.

Natural Resources and Physical Commodities

When the Portfolio invests in securities of companies engaged in natural resources activities, the Portfolio may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Portfolio’s securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources also may fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Portfolio’s investments, IICO will consider each company’s ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company’s failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the U.S. are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations also may hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage described below. In purchasing related securities, IICO considers the integration of derivatives and physical trades for risk management in a real-time environment. As well, scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities.

Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand. For example, global oil prices recently have been, and continue to be, subject to extreme market volatility.

An investor in commodities must be able to manage cross-commodity arbitrage, that is, the ability to determine positions stated in equivalent units of measure (e.g., British thermal units). When assessing an investment opportunity — in coal, natural gas or crude oil — this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance, involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

•	cross-commodity arbitrage can negatively impact the Portfolio’s investments;

•

fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; and global production can alter demand and the need for specific sources of energy;

•

fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;

•	environmental restrictions can increase costs of production;

•	restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; and

•	war can limit production or access to available supplies and/or resources.

Investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time, as well as increasing regulation. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of the Portfolio’s holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals.

Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. The Portfolio also may incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Portfolio purchases a precious metal or other physical commodity, IICO currently intends that it will only be in a form that is readily marketable. To continue to qualify as a RIC under the Internal Revenue Code of 1986, as amended (the Code), the Portfolio may not derive more than 10% of its yearly gross income from gains (without regard to losses) resulting from selling or otherwise disposing of precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and other “non-qualifying income.” See Taxation of the Portfolio. Accordingly, the Portfolio may be required to hold its precious metals or sell them at a loss, or to sell some portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

The ability of the Portfolio to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to general decline.

Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the prices of gold, silver or platinum may fluctuate widely. The sole source of return to the Portfolio from such investments will be gains realized on their sale; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. The Portfolio’s direct investment in precious metals is limited by tax considerations. See Taxation of the Portfolio.

Options, Futures and Other Derivatives Strategies

General. IICO may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) in an attempt to enhance income or yield, to hedge, to gain exposure to securities, sectors or geographical areas or to otherwise manage the risks of the Portfolio’s investments.

Generally, the Portfolio may purchase and sell any type of Financial Instrument. However, as an operating policy, the Portfolio will only purchase or sell a particular Financial Instrument if the Portfolio is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured. Since the Portfolio is authorized to invest in foreign securities denominated in other currencies, the Portfolio may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Portfolio’s portfolio. Thus, in a short hedge, the Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Portfolio intends to acquire. Thus, in a long hedge, the Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Portfolio does not own a corresponding security. Therefore, the transaction relates to a security that the Portfolio intends to acquire. If the Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio’s holdings is the same as if the underlying security had been purchased and later sold, and the transaction could be viewed as speculative.

Financial Instruments involving underlying securities may be used in an attempt to hedge against price movements in one or more particular securities positions that the Portfolio owns or intends to acquire. Financial Instruments involving underlying indexes, in contrast, may be used in an attempt to hedge against price movements in market sectors in which the Portfolio has invested or expects to invest, respectively. Financial Instruments involving underlying debt securities may be used in an attempt to hedge either individual securities or broad debt market sectors.

In addition, Financial Instruments also may be used in seeking to gain exposure to securities, sectors, markets or geographical areas. Financial Instruments can be used individually, as in the purchase of a call option, or in combination, as in the purchase of a call option and a concurrent sale of a put option, as an alternative to purchasing securities. Financial Instruments may be used in this manner in seeking to gain exposure more efficiently than through a direct purchase of the underlying security or to more specifically express the outlook of IICO.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) resulted in historic and comprehensive statutory reform of certain OTC derivatives, including the manner in which the derivatives are regulated, derivatives documentation is negotiated, and trades are reported, executed or “cleared.”

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but, central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the futures commission merchant (FCM) or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

In addition, the banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The compliance date was September 1, 2016, for the beginning of the phasing in of the initial margin requirements for the firms that are very active in the swaps market, and only about twenty of the largest swap dealers were affected on that date. As of March 1, 2017, variation margin requirements became applicable to all financial end-users, including the Portfolio, and initial margin requirements will be phased-in over a four-year period ending September 1, 2020. As of that date, financial end-users with a “material swap exposure” of $8 billion in notional value will be subject to initial margin requirements for uncleared swaps. In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies such as the Portfolio. If the rule is adopted as proposed, it could impose new limits on the ability of the Portfolio to invest or remain invested in derivatives and will impose new asset segregation requirements for the Portfolio’s derivatives transactions.

The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. Changing regulation may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of the Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Portfolio to enter into certain types of derivative transactions, or could limit the Portfolio’s ability to pursue its investment strategies. New requirements, even if not directly applicable to the Portfolio, may increase the cost of the Portfolio’s investments and cost of doing business.

In 2012, pursuant to the Dodd-Frank Act, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a commodity pool operator under the Commodity Exchange Act (CEA). Under these amendments, if the Portfolio uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio’s liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless IICO has registered as a commodity pool operator. IICO, in its management of the Portfolio, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, IICO has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Portfolio under the CEA and the regulations thereunder.

In addition to complying with these de minimis trading limitations set forth in the CFTC Rule 4.5 under the commodity pool operator rules, to qualify for an exclusion under the amended regulation, the operator of the Portfolio must satisfy a marketing test, which requires, among other things, that the Portfolio not hold itself out as a vehicle for trading commodity interests. Complying with the de minimis trading limitations may restrict IICO’s ability to use derivatives as part of the Portfolio’s investment strategies. Although IICO believes that it will be able to execute the Portfolio’s investment strategies within the de minimis trading limitations, the Portfolio’s performance could be adversely affected. In addition, the Portfolio’s ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Portfolio.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury issued a notice of final determination (Final Determination) stating that deliverable foreign exchange forwards, as defined in the Final Determination, should not be considered swaps for most purposes. Thus, deliverable foreign exchange forwards are not deemed to be commodity interests. Therefore, the Portfolio may enter into deliverable foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury’s determination, deliverable foreign exchange forwards (1) must be reported to swap data repositories, (2) are subject to business conduct standards, and (3) are subject to antifraud and anti-manipulation proscriptions of swap execution facilities.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, non-deliverable forwards (NDFs) are deemed to be commodity interests, including for purposes of amended CFTC Regulation 4.5, and are subject to the full array of regulations under the Dodd-Frank Act. Therefore, the Portfolio will limit its investment in NDFs as discussed above.

CFTC Regulation 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps. To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above. Requests have been made to the CFTC staff for further guidance on this aspect of CFTC Regulation 4.5.

In addition to the instruments, strategies and risks described below, IICO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. IICO may utilize these opportunities to the extent that they are consistent with the Portfolio’s objective and permitted by the Portfolio’s investment policies and restrictions and regulations adopted by applicable regulatory authorities. The Portfolio might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Portfolio’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Some of these techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1) Successful use of certain Financial Instruments depends upon the ability of IICO to predict movements of the overall securities, currency and interest rate markets, among other skills. There can be no assurance that any particular strategy will succeed, and the use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation in the market or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on underlying indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, the standardized contracts available may not match the Portfolio’s current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities, indexes or other instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not perfectly correlate with the performance of the Portfolio’s other investments.

Options and futures prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio’s investments well. Options and futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and/or from imposition of daily price fluctuation limits or trading halts. The Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Portfolio entered into a short hedge because IICO projected a decline in the price of a security in the Portfolio’s holdings, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not attempted to hedge at all.

(4) As described below, the Portfolio might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties unless regulatory relief from restrictions applies. If the Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Portfolio’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time.

(5) The Portfolio’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

(6) Certain Financial Instruments, including options, futures contracts, combined positions and swaps, can create leverage, which may amplify or otherwise increase the Portfolio’s investment loss, possibly in an amount that could exceed the cost of that Financial Instrument or, under certain circumstances, that could be unlimited. Certain Financial Instruments also may require cash outlays that are only a small portion of the amount of exposure obtained through the Financial Instruments, which results in a form of leverage. Although leverage creates the opportunity for increased total return, it also can create investment exposure for the Portfolio that, in certain circumstances, could exceed the Portfolio’s net assets and could alter the risk profile of the Portfolio in unanticipated ways.

(7) When traded on foreign exchanges, Financial Instruments may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Financial Instruments also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Cover. Certain transactions using Financial Instruments expose the Portfolio to an obligation to another party. The Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. The Portfolio will not enter into any such transactions unless it holds either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts, forward contracts or swaps, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio’s assets to cover or to segregated accounts could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right, but not the obligation, to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right, but not the obligation, to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Options are traded on an organized, liquid exchange or in the OTC market.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Portfolio will be obligated to purchase the security or currency at more than its market value, which would be expected to result in a loss.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Purchased options that expire unexercised have no value.

The Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Portfolio may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, the Portfolio may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit the Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the Portfolio may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Portfolio. An optional delivery standby commitment gives the Portfolio the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options can offer large amounts of leverage, which may result in the Portfolio’s NAV being more sensitive to changes in the value of the related instrument. The Portfolio may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. Exchange-traded options on securities in the United States are issued by the Options Clearing Corporation that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction. The Portfolio seeks to mitigate this risk by entering into a bilateral credit support arrangement with the counterparty, which requires the posting of collateral to cover the market value of purchased options, which would mitigate the possibility of losing any premium paid by the Portfolio, as well as any loss of expected benefit of the transaction.

The Portfolio’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take the Portfolio’s place in the contract, called a novation. There can be no assurance that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Portfolio would be able to terminate the position held with such counterparty; but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the Portfolio.

If the Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by the Portfolio could cause material losses to the Portfolio because the Portfolio would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Portfolio writes a call on an index, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When the Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Portfolio buys a put on an index, it pays a premium and has the right to require the seller of the put, upon the Portfolio’s exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right to require the Portfolio to deliver to the purchaser an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price. The timing of the right of an option owner to exercise the option depends on the type of option and negotiations between the purchaser and seller.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when the Portfolio writes a call on an index, it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Portfolio can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. This timing risk is an inherent limitation on the ability of index call option writers to cover their risk exposure by holding securities positions.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) typically are established by the Portfolio, and negotiated with a counterparty, prior to entering into the option contract. While this type of arrangement allows the Portfolio the flexibility to tailor the option to its needs, OTC options involve counterparty risk that is not applicable to exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Some of the Portfolio’s counterparties are guaranteed by their parent holding companies with respect to that counterparty’s payment obligations under OTC trades (like OTC options). This helps to mitigate such counterparty risk.

Generally, OTC foreign currency options used by the Portfolio are European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts also can be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of the Portfolio’s fixed-income holdings. If IICO wishes to shorten the average duration of the Portfolio’s fixed-income holdings, the Portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If IICO wishes to lengthen the average duration of the Portfolio’s fixed-income holdings, the Portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Portfolio is required to deposit initial margin that typically is calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts and options thereon does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the FCM daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio’s obligations to or from a FCM. When the Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a market for such contracts and options. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. In addition, the CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or net short position that any person, such as the Portfolio, may hold or control in a particular futures contract or option thereon. For more information, see Speculative Position Limits.

If the Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options. The purchase or sale of a futures contract may result in losses to the Portfolio in excess of the amount that the Portfolio delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Portfolio. There also is a risk of loss by the Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position in a futures contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Portfolio also is subject to the risk that the FCM could use the Portfolio’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. When the Portfolio sells (writes) an option on a futures contract, the Portfolio is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the Portfolio were required to take such a position, it could bear substantial losses.

The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, in the case of a physically settled futures contract, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by IICO still may not result in a successful transaction. IICO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. When the Portfolio utilizes an index futures contract in an attempt to hedge, the risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Portfolio’s holdings diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, the Portfolio may buy or sell index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index.

It also is possible that, where the Portfolio has sold index futures contracts in an attempt to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased in an attempt to hedge against a possible increase in the price of securities before the Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies — Special Considerations. Subject to its restrictions, the Portfolio may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, in an attempt to hedge against movements in the values of the foreign currencies in which the Portfolio’s securities are denominated or in an attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Portfolio might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Portfolio may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which IICO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Subject to its restrictions, the Portfolio may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the entry into the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Such transactions may serve as long hedges; for example, the Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contract transactions also may serve as short hedges; for example, the Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Portfolio also may use forward currency contracts in an attempt to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Portfolio owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Portfolio also may use forward currency contracts in an attempt to enhance income or yield. The Portfolio could use forward currency contracts to increase its exposure to foreign currencies that IICO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Portfolio owned securities denominated in a foreign currency and IICO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are currently individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency; such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Portfolio’s commitment to purchase the new (more favorable) currency is limited to the market value of the Portfolio’s securities denominated in the old (less favorable) currency. The Portfolio segregates liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to the Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Currently, secondary markets generally do not exist for forward currency contracts. Closing transactions generally can be made for forward currency contracts by negotiating directly with the counterparty or by entering an offsetting transaction with a second counterparty. There can be no assurance that the Portfolio will be able to close out a forward currency contract at a favorable price prior to maturity and, in such cases, the Portfolio would continue to be subject to market currency risk with respect to the position, and may continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to promptly terminate the position held with such counterparty and might incur a significant delay in recovering any amounts owed to the Portfolio. Even if the Portfolio entered an offsetting transaction with a second counterparty, the Portfolio would continue to be subject to settlement risk relating to the transaction with the insolvent counterparty.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, IICO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Portfolio will be served.

Successful use of forward currency contracts depends on IICO’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Portfolio’s exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as IICO anticipates. There is no assurance that IICO’s use of forward currency contracts will be advantageous to the Portfolio or that IICO will hedge at an appropriate time.

Forward currency contracts in which the Portfolio may engage include deliverable foreign exchange forwards. A deliverable exchange forward contract provides for the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Foreign exchange forwards typically are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. Foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. The Portfolio also may be required to pay certain commissions. When the Portfolio enters into a deliverable foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The Portfolio may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency.

The Portfolio also may enter into forward currency contracts that do not provide for physical settlement of the two currencies (each, a Reference Currency), but instead provide for settlement by a single cash payment calculated as the difference between the agreed-upon exchange rate and the prevailing market exchange rate at settlement based upon an agreed-upon notional amount (non-deliverable forwards, or NDFs). NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Under definitions adopted by the CFTC and SEC, NDFs are considered swaps, and therefore are included in the definition of “commodity interests.” In contrast, forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of forward currency contracts, especially NDFs, may restrict the Portfolio’s ability to use these instruments in the manner described above.

Although NDFs historically have been traded OTC, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Under such circumstances, they would be centrally cleared and a secondary market for them normally would exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Speculative Position Limits. The CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person or group of persons under common trading control (other than a hedger, which the Portfolio is not) may hold, own or control a particular futures contract or option on a futures contract. Trading limits also are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. Among the purposes of speculative position limits is to prevent a corner or squeeze on a market or undue influence on prices by any single trader or group of traders. The current Federal speculative position limits established by the CFTC apply to certain agricultural commodity positions, such as grains (oats, corn, and wheat), the soybeans complex (soybeans, soybean oil and soybean meal) and cotton.

In October 2011, the CFTC adopted regulations that would have imposed new position limits on 28 individual agricultural, metal and energy commodity futures and options contracts and on swaps that are economically equivalent to such contracts. On September 28, 2012, the U.S. District Court for the District of Columbia vacated those regulations and remanded the matter to the CFTC for further consideration consistent with the court’s opinion.

In 2013, the CFTC reproposed its position limit regulations with certain modifications. The regulations as reproposed would specify initial spot-month and non-spot-month limits for covered futures, options and swap positions; revise the definition of bona fide hedging for purposes of the hedge exemption set forth in the regulations; create several new exemptions from the limits; define responsibilities of designated contract markets (DCMs) and swap execution facilities (SEFs) for establishing and enforcing position limits and position accountability rules; and establish revised aggregation standards. Since 2013, the CFTC has extended comment periods on its proposed rules, held public meetings and issued supplements to its proposals. On December 5, 2016, the CFTC unanimously approved a reproposal of those position limits regulations, under which position limits would be established for 25 core futures contracts, related futures and exchange-traded options contracts, and economically equivalent swaps (collectively, “referenced contracts”). As under the 2013 reproposal, the 2016 version would establish Federal spot month and non-spot month limits for each referenced contract. Exchanges would also be permitted to establish speculative position limits that are more (but not less) restrictive than the Federal requirements, subject to exchange-granted exemptions that would also be consistent with Federal exemptions. The reproposal also yet again revises the definition of “bona fide hedging position.”

Neither of the 2013 or 2016 proposals have been adopted in final form.

The reproposed regulations are extremely complex and, if ultimately implemented, whether in their current or an alternative form, may require further guidance and interpretation by the CFTC to determine in all respects how they apply to the Portfolio. The full implementation of the Portfolio’s investment strategies could be negatively impacted by the existing or any future position limits regulations.

Combined Positions. The Portfolio may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. A combined position usually will contain elements of risk that are present in each of its component transactions. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. The Portfolio also may write a put option and purchase a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to holding the underlying instrument. Because combined options positions involve multiple trades, they may result in higher transaction costs, may be more difficult to open and close out and may perform in unanticipated ways. Because combined positions, like other Financial Instruments may require cash outlays that are only a small portion of the amount of exposure obtained through the combined positions, the Portfolio’s investment exposure gained through these combined positions could exceed its net assets.

Turnover. The Portfolio’s options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Portfolio also may cause the sale of related investments, also increasing turnover; although such exercise is within the Portfolio’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions could be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The Portfolio may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date; to protect against currency fluctuations; to use as a duration management technique; to enhance income or capital gains; to protect against a decline in the price of securities the Portfolio currently owns; or to gain exposure to certain markets in an economical way.

A swap is an agreement involving the exchange by the Portfolio with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). Certain standardized swaps currently are, and more in the future are expected to be, subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange- trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, the Portfolio will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Portfolio to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Portfolio. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Portfolio, the amount pledged by the counterparty and available to the Portfolio may not be sufficient to cover all the amounts due to the Portfolio and the Portfolio may sustain a loss.

In a cleared swap, the Portfolio’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a SEF may increase market transparency and liquidity but may require the Portfolio to incur increased expenses to access the same types of swaps that it has used in the past. When the Portfolio enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by the Portfolio or may be received by the Portfolio in accordance with margin controls set for such accounts.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a long total return equity swap, the Portfolio will receive, and, in a short total return swap, the Portfolio will pay, the price appreciation of an equity index, a custom basket of equity securities, or a single equity, plus any dividend or coupon income from such securities, in exchange for payments equivalent to a floating rate of interest, or if the equity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the Federal Funds rate, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, the Portfolio may be required to pay a higher amount at each swap reset date.

The Portfolio may enter into credit default swap contracts for hedging or investment purposes. The Portfolio may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer in exchange for an equal face amount of deliverable obligations of the referenced debt obligation (or other agreed-upon debt obligation) described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled, if there is a credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, the Portfolio would effectively add leverage to the extent the notional amount exceeds the amount of cash the Portfolio has because, in addition to its total net assets, the Portfolio would be subject to the investment exposure of the notional amount of the swap. As the buyer, the Portfolio normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift the Portfolio’s investment exposure from one type of investment to another. For example, if the Portfolio agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that, when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Portfolio’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. The Portfolio typically treats the Portfolio’s obligations under the transaction as illiquid. See Illiquid Investments.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate value at least equal to the accrued excess will be maintained in an account with the Portfolio’s custodian that satisfies the requirements of the 1940 Act. The Portfolio also will establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Portfolio. IICO and the Portfolio believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Portfolio’s borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If IICO attempts to use a swap as a hedge against, or as a substitute for, the Portfolio’s portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio’s interest. The Portfolio bears the risk that IICO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Portfolio.

To the extent a swap is not centrally cleared, the use of a swap also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which the Portfolio enters into swaps, caps, floors or collars will be monitored by IICO. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There also is a risk of loss by the Portfolio of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of an FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Portfolio also is subject to the risk that the FCM could use the Portfolio’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Portfolio may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Portfolio, which may include the imposition of position limits or additional margin requirements with respect to the Portfolio’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and also can require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, the Portfolio is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Portfolio may be required to break the trade and make an early termination payment to the executing broker.

Payment-In-Kind Securities

Subject to its investment policies and restrictions, the Portfolio may invest in payment-in-kind (PIK) securities. PIK securities are securities that contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities. These instruments may be valued at a deep discount from the face amount. Interest received in the form of additional securities is recorded as interest income. Federal tax law requires the holder of a PIK security to accrue that interest income with respect to the security regardless of the receipt (or non-receipt) of cash payments. Accordingly, although the Portfolio generally will not receive cash payments on PIK securities, it will have current income attributable to those securities. To avoid liability for Federal income and excise taxes, therefore, the Portfolio may be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

It is possible that by effectively increasing the principal balance payable to the Portfolio or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable. Prices of PIK securities may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Investments in PIK securities may be illiquid or restricted, which may make it difficult for the Portfolio to dispose of them or to determine their current value.

Real Estate Investment Trust Securities

Subject to its investment policies and restrictions, the Portfolio may invest in securities issued by real estate investment trusts (REITs). A REIT is a domestic corporation (or a trust or association otherwise taxable as such for Federal tax purposes) that meets certain requirements of the Code. The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level Federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a modified pass-through vehicle for Federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets), and must annually distribute to its shareholders 90% or more of its taxable income (including net capital gains). Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Portfolio’s investments in REITs will consist of shares issued by equity REITs.

Repurchase Agreements and Reverse Repurchase Agreements

The Portfolio may purchase securities subject to repurchase agreements and reverse repurchase agreements, subject to its restriction on investment in illiquid investments, and subject to its investment policies and restrictions. See Illiquid Investments. A repurchase agreement is an instrument under which the Portfolio purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. A reverse repurchase agreement is the opposite: the Portfolio will sell the security with an obligation to repurchase it at an agreed-upon time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which the Portfolio will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk from repurchase agreements is that the Portfolio may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Portfolio. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. Additionally, reverse repurchase agreements involve borrowing to take advantage of investment opportunities; such leverage could magnify losses. If the Portfolio borrows money to purchase securities and those securities decline in value, then the value of the Portfolio’s shares will decline faster than if the Portfolio were not leveraged. The return on such collateral may be more or less than that from the repurchase agreement. The Portfolio’s repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Portfolio’s custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by IICO.

Restricted Securities

Subject to its investment policies and restrictions, the Portfolio may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. For example, the Portfolio may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper). Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Portfolio from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets often are subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Portfolio seeks to invest need not be listed or admitted to trading on a foreign or U.S. exchange and may be less liquid than listed securities. Certain restricted securities, including Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board. See Illiquid Investments.

Restricted securities that have not been registered generally are referred to as private placements and are purchased directly from the issuer or in the secondary market and usually are not listed on an exchange nor traded in other established markets. Such securities are restricted as to disposition and generally are sold to institutional investors. Certain of the Portfolio’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly-traded securities. As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, the Portfolio could have difficulty selling them when IICO believes it is advisable to do so. To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Portfolio or less than the fair market value.

In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded. As a result, the Portfolio may be less able to predict a loss. In making investments in such securities, the Portfolio may obtain access to material non-public information, which may restrict the Portfolio’s ability to conduct portfolio transactions in such securities. The Portfolio also may take a minority interest in a privately offered security, which may limit the Portfolio’s ability to protect shareholders’ interests in connection with corporate actions by the privately held company. The Portfolio’s Portfolio Manager also may serve on the board of directors (or similar governing body) of a privately held company, the securities of which the Portfolio may hold. While IICO believes such service will be beneficial to the Portfolio and its shareholders, the Portfolio Manager’s service as a board member could also create a conflict of interest (or an appearance of a conflict of interest) that may impact the Portfolio. In addition, investments in privately placed securities may include other additional contractual obligations, such as the payment of registration expenses as noted above or the purchase of additional securities.

Short Sales Against the Box

Subject to its investment policies and restrictions, The Portfolio may sell securities “short against the box;” provided, however, that the Portfolio’s aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security the Portfolio does not own, a short sale is “against the box” if, at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box typically are used by sophisticated investors to defer recognition of capital gains or losses. The Portfolio does not have any present intention to sell securities short in this fashion.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to principal or interest by the U.S., or by a person controlled or supervised by and acting as an instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, or Fannie Mae, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. The Portfolio will invest in securities of agencies and instrumentalities only if IICO is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities, including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

Subject to its investment policies and restrictions, the Portfolio may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They also are generally less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions

Subject to its investment policies and restrictions, the Portfolio may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Portfolio until delivery and payment is completed. When the Portfolio makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When the Portfolio sells securities on a delayed-delivery basis, the Portfolio does not participate in further gains or losses with respect to the securities. When the Portfolio makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enable the Portfolio to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Portfolio anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of IICO to correctly anticipate increases and decreases in interest rates and prices of securities. If IICO anticipates a rise in interest rates and a decline in prices and, accordingly, the Portfolio sells securities on a forward commitment basis in an attempt to hedge against falling prices, but in fact interest rates decline and prices rise, the Portfolio will have lost the opportunity to profit from the price increase. If IICO anticipates a decline in interest rates and a rise in prices and, accordingly, the Portfolio sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in an attempt to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Portfolio will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether IICO is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Portfolio’s NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Portfolio may hold a when-issued security or forward commitment until the settlement date, even if the Portfolio will incur a loss upon settlement. In accordance with regulatory requirements, the Portfolio’s custodian bank maintains, in a separate account of the Portfolio, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

The purchase of securities on a when-issued or forward commitment basis exposes the Portfolio to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Portfolio’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the Portfolio’s shares.

Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, with original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

Subject to its investment policies and restrictions, the Portfolio may invest in zero coupon securities that are stripped Treasury notes or bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The Federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on a tax-exempt security (i.e., a security the interest on which is not subject to Federal income tax)) each taxable year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although the Portfolio generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities. To avoid liability for Federal income and excise taxes, therefore, the Portfolio will be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation also can be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

Defensive Purposes

For temporary defensive purposes, the Portfolio may invest up to all of its assets in cash or cash equivalents, as well as U.S. Treasury obligations, such as bills, bonds and notes. The “cash equivalents” in which the Portfolio may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to its investment policies and restrictions, the Portfolio may utilize derivative instruments, including futures contracts and options, for defensive purposes.

Investment Restrictions

Certain of the Portfolio’s investment restrictions are described in this SAI. The Portfolio is “diversified” as defined in the 1940 Act. This means that at least 75% of the value of the Portfolio’s total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect to any one issuer to an amount not greater in value than 5% of the Portfolio’s total assets and to not more than 10% of the outstanding voting securities of such issuer. The Portfolio may not change from “diversified” to “non-diversified” without shareholder approval (as defined below).

Fundamental Investment Restrictions

The following, set forth in their entirety, are the Portfolio’s fundamental investment restrictions, which cannot be changed without shareholder approval. For this purpose, shareholder approval for the Portfolio means the approval, at a meeting of Portfolio shareholders, by the lesser of (1) 67% or more of the Portfolio’s voting securities present at the meeting, if more than 50% of the Portfolio’s outstanding voting securities are present in person or by proxy or (2) more than 50% of the Portfolio’s outstanding voting securities. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. As to the Portfolio (unless otherwise specified):

1.	The Portfolio may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2.	The Portfolio may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3.	The Portfolio may not engage in the business of underwriting securities except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	The Portfolio may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its total assets in securities of issuers in any one industry.

5.	The Portfolio may not purchase or sell real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.	The Portfolio may not purchase or sell commodities, contracts relating to commodities or options on contracts relating to commodities except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. This policy shall not prevent the Portfolio from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed.

7.	The Portfolio may make loans to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Non-Fundamental Investment Restrictions

The following investment restrictions are non-fundamental (sometimes referred to as operating policies) and may be changed by the Board without shareholder approval:

1.	“Name Rule” investments:

Under normal circumstances, at least 80% of Ivy VIP Global Equity Income’s net assets, plus any borrowings for investment purposes, will be invested in equity securities. The Portfolio will notify its shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

2.	Investment in other investment companies:

The Portfolio may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, except that a Portfolio in which a Pathfinder Portfolio or a Managed Volatility Portfolio invests may not acquire any securities of registered open-end investment companies or unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

3.	Investment in illiquid securities:

The Portfolio may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

4.	Investment in debt securities:

The Portfolio may invest up to 10% of its total assets in non-investment grade debt securities.

5.	Investment in Financial Instruments:

The Portfolio may invest in Financial Instruments if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured.

6.	Other Current Restrictions:

Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Portfolio may not with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

An investment policy or restriction that states a maximum percentage of the Portfolio’s assets that may be so invested or prescribes quality standards typically is applied immediately after, and based on, the Portfolio’s acquisition of an asset. Accordingly, a subsequent change in the asset’s value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s investment policies and restrictions.

Portfolio Turnover

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A portfolio turnover rate of 100% would mean that the Portfolio had sold and purchased securities valued at 100% of its net assets within a one-year period. The Portfolio’s turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

The portfolio turnover rates for the Portfolio for the fiscal years ended December 31 on the dates shown were:

	2017		2016
Ivy VIP Global Equity Income	[	]%	59%

In general, a high turnover rate will increase transaction costs (such as commissions and spreads between bid and asked prices) that will be paid by the Portfolio.

Policy on Disclosure of Portfolio Holdings (Disclosure Policy)

The Disclosure Policy is intended to prevent unauthorized disclosure of portfolio holdings information. Divulging non-public portfolio holdings to selected third parties is permissible only when the Portfolio has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, including a duty not to trade based on the non-public information. The Disclosure Policy applies when disclosing portfolio holdings to any party, other than to service providers or other third parties that perform account maintenance, trade execution services and/or record keeping services, where such disclosure of portfolio holdings would provide information that is not already publicly disclosed.

Publicly Available Information

The Portfolio’s holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the next day following the day such information is posted on the internet at www.ivyinvestments.com. This information may be the Portfolio’s complete portfolio holdings disclosed in the Portfolio’s Annual or Semiannual Reports and filed with the SEC on Form N-CSR or in the Portfolio’s first and third quarter reports and filed with the SEC on Form N-Q. This information also may be a partial listing, such as the Portfolio’s top ten portfolio holdings posted monthly on the internet at www.ivyinvestments.com.

Exceptions

Attribution reports containing only sector and/or industry breakdowns for the Portfolio can be released without a confidentiality agreement and without regard to any time constraints.

Holdings may be discussed/disclosed generally by the Portfolio’s portfolio manager(s) for valid business purposes with third-party broker-dealers that offer and sell shares of the Portfolio during monthly calls and other presentations as necessary to educate such third-party broker-dealers about the general management of the portfolio and to illustrate an investment strategy.

The Disclosure Policy does not apply to communications with broker/dealers regarding specific securities that are in the process of being traded or communications to broker/dealers regarding potential trades of securities.

Existing Clients/Shareholders/Requests for Proposal (RFP) and Brokers (each, a Third-Party Recipient)

The Portfolio’s holdings (either month-end or quarter-end) may be released upon the specific request of a Third-Party Recipient, on the 15th day after month-end or quarter-end, provided that:

1.	The individual receiving the request, in conjunction with IICO’s legal department or the Portfolio’s Chief Compliance Officer (CCO), determines that the Portfolio has a legitimate business purpose for disclosing non-public portfolio holdings information to the Third-Party Recipient;

2.	The Third-Party Recipient signs a confidentiality agreement or is given appropriate notice that the non-public portfolio holdings: (a) should be kept confidential, (b) may not be used to trade in any such portfolio holdings nor to purchase or redeem shares of the Portfolio and (c) may not be disseminated or used for any purpose other than as referenced in the confidentiality agreement; and

3.	No compensation is received by the Portfolio, IICO or any other party in connection with the disclosure of information about the portfolio holdings.

The Portfolio may release its portfolio holdings to the sponsor of a model portfolio product on a more frequent basis than described above only when the Portfolio has first entered into an agreement with the recipient that requires the recipient to agree in substance to the terms and conditions set forth below:

The recipient shall:

•

agree to use portfolio information only for its own internal analytical purposes in connection with the compilation of Portfolio data, the development of investment models or risk analysis, and the determination of the eligibility of the Portfolio for the recipient’s “model portfolios;”

•	agree that it will not disclose, distribute or publish the portfolio information that it receives from the Portfolio, including to any of its clients;

•

represent that it will not disclose the portfolio information to any person or entity within its organization other than personnel who are authorized to receive such information in connection with the compilation of Portfolio data and the development of “model portfolios;”

•	agree that it, its officers, employees, agents and representatives have a duty to treat the portfolio information as confidential and not to trade securities based on such information;

•

agree that it may not, and must take steps to ensure that all of its employees with access to such information do not, invest directly in the Portfolio for which such confidential information is supplied;

•

agree that it may not distribute portfolio information to any agent or subcontractor unless such agent or subcontractor has entered into a substantially similar agreement of confidentiality and has adopted and agrees to maintain policies and procedures designed to ensure that the information is kept confidential; and

•

agree to maintain policies and procedures designed to ensure that the portfolio information provided by the Portfolio is kept confidential and that its officers, agents and representatives do not trade securities based on such information.

Lipper, Morningstar and Other Service Organizations

The Portfolio may provide its holdings to Thomson Reuters Lipper, Morningstar, Inc. and similar service-related firms without limitation, on the condition that appropriate notice is provided that such non-public information: (1) may not be disclosed to, or discussed with, any other clients of the rating organization absent a valid exception; (2) will not be used as the basis to trade in any such portfolio holdings of the Portfolio; and (3) will not be used as the basis to engage in market timing activity in the Portfolio.

In determining whether there is a legitimate business purpose for making disclosure of the Portfolio’s non-public portfolio holdings information, IICO’s legal department or the Portfolio’s CCO typically will consider whether the disclosure is in the best interests of Portfolio shareholders and whether any conflict of interest exists between the shareholders and the Portfolio or Waddell & Reed or its affiliates.

As part of the annual review of the Trust’s compliance policies and procedures, the Portfolio’s CCO will report to the Board regarding the operation and effectiveness of the Disclosure Policy, including on any changes to the Disclosure Policy that have been made or recommendations for future changes to the Disclosure Policy.

The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about the Portfolio’s portfolio securities holdings.

Custodian, Auditors, Legal Counsel and Other Service Providers

The Bank of New York Mellon

Stradley Ronon Stevens & Young, LLP

Deloitte & Touche LLP

Ivy Investment Management Company

WI Services Company

Ivy Distributors, Inc.

ICEnteractive Data Services

FactSet Research Systems, Inc.

Investment Technology Group, Inc.

Investortools, Inc.

BarraOne

Sylvan

Wolters Kluwer

HMS Markit, Ltd.

SuperDerivatives Inc.

Rust Consulting, Inc.

Wilshire

Securian

Pursuant to a custodian contract, the Trust has selected The Bank of New York Mellon as custodian for the Portfolio’s securities and cash. As custodian, The Bank of New York Mellon maintains all records relating to the Portfolio’s activities and supplies the Portfolio with a daily tabulation of the securities it owns and that are held by the custodian and serves a similar function for foreign securities.

Rating, Ranking and Research entities

Bloomberg L.P.

Ibbotson Associates, Inc.

Informa Investment Solutions, Inc.

Risk Metrics Group, LLC

Thomson Reuters Lipper

Moody’s Corporation

Morningstar, Inc.

S&P Global Ratings Inc.

Thomson Reuters Corporation

The Portfolio may send its complete portfolio holdings information to one or more of the rating, ranking and /or research entities listed above for the purpose of having such entity develop a rating, ranking or specific research product for the Portfolio.

Brokerage and Brokerage-related information entities

AdCap Securities, LLC

Alamo Capital

Amherst Pierpont Securities

B. Riley & Co., LLC (Friedman Billings Ramsey)

Barrington Research Associates

Bank of America Merrill Lynch

Barclays Capital, Inc.

Berenberg Capital Markets, LLC

Blaylock Beal Van LLC

BMO Capital Markets

Buckingham Research Group, Inc.

BWG Strategy, LLC.

Canaccord Genuity

Cantor Fitzgerald, L.P.

Castle Oak LP

CIMB Securities, Inc.

Citigroup Global Markets, Inc.

Cleveland Research Company, LLC

Cornerstone Macro LLC

Cowen & Company, LLC

Craig Hallum Capital Group, LLC

Credit Suisse LLC

Crews & Associates, Inc.

CRT Capital Group, LLC

D.A. Davidson & Co.

Daiwa Capital Markets, Inc.

Deutsche Bank Securities, Inc.

Dougherty & Company, LLC

Empirical Research

Exane, Inc.

Falcon Square Capital LLC

First Analysis Securities Corp.

First Southern Securities LLC

FTN Financial Capital Markets

George K. Baum & Company

Goldman Sachs & Co.

Handelsbanken Markets

Helvea, Inc.

Hilltop Securities, Inc.

INTL FC Stone Partners, L.P.

Investec Securities, LLC

Janney Montgomery Scott LLC

Jefferies & Company, Inc.

JMP Securities, LLC

J.P. Morgan Securities, Inc.

Key Banc Capital Markets

Macquarie Group Limited

Mitsubishi Securities (USA), Inc.

Morgan Stanley Smith Barney LLC

Needham & Company, LLC

Noble Financial Group, LLC

Oppenheimer & Co. Inc.

Pacific Crest Securities, Inc.

Piper Jaffray & Co.

Prager & Co., LLC

Raymond James Financial Services, Inc.

Redburn Partners (USA) LP

Robert Baird & Co., Inc.

Samco Capital Markets, Inc.

Samuel A. Ramirez, Inc. (Ramirez & Company)

Sanford C. Bernstein, LLC

Seaport Holdings Group

Sidoti & Company, LLC

SMBC Nikko Securities America, Inc.

Stephens, Inc.

Sterne Agee and Leach, Inc.

Stifel, Nicolaus & Company, Incorporated

SunTrust Robinson Humphrey, Inc.

Susquehanna Brokerage, LP (SIG)

Telsey Advisory Group LLC

U.S. Bancorp Investments, Inc.

U.S. Capital Advisors LLC

Vermilion Capital Management LLC

W.H. Mell & Associates, Inc.

Wedbush Securities, Inc.

Wells Fargo Securities LLC

William Blair & Co.

William O’Neil + Company

The Portfolio may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Portfolio and/or, to one or more of the consultants and/or broker platforms listed above for the purpose of reviewing and recommending the Portfolio as possible investments for their clientele. No compensation is received from these entities by the Portfolio, IICO or its affiliates, and portfolio holdings information will only be provided for legitimate business purposes.

The Portfolio may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Trust is governed by its Board, which currently is composed of nine individuals. The Board is responsible for the overall management of the Trust and the Portfolio, which includes general oversight and review of the Portfolio’s investment activities, in accordance with Federal law and the law of the State of Delaware, as well as the stated policies of the Portfolio. The Board has appointed officers of the Trust and delegated to them the management of the day-to-day operations of the Portfolio, based on policies reviewed and approved by the Board, with general oversight by the Board.

Board Structure and Related Matters

Eight members of the Board are not “interested persons” of the Portfolio as defined in Section 2(a)(19) of the 1940 Act (each referred to as an “Independent Trustee”). Mr. Henry J. Herrmann is the sole interested Board member of the Trust (an “Interested Trustee”, and collectively with the Independent Trustees, the “Trustees”). An interested person of the Trust includes any person who is otherwise affiliated with the Trust or a service provider to the Trust, such as IICO, the Portfolio’s investment adviser, or IDI, the Portfolio’s underwriter. The Board believes that having a majority of Independent Trustees on the Board is appropriate and in the best interests of the Portfolio’s shareholders.

Under the Trust’s Declaration of Trust and its Bylaws, a Trustee may serve as a Trustee until he or she dies, resigns or is removed from office. The Trust is not required to hold annual meetings of shareholders for the election or re-election of Trustees or for any other purpose, and does not intend to do so. Delaware law permits shareholders to remove Trustees under certain circumstances and requires the Trust to assist in shareholder communications.

The Board has elected Joseph Harroz, Jr., an Independent Trustee, to serve as Independent Chair of the Board. In that regard, Mr. Harroz’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and of the Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold four regularly scheduled in-person meetings each year during a portion of which management is not present, as well as a special telephonic meeting in connection with the Board’s annual consideration of the Trust’s management agreements, and may hold special meetings, as needed, either in person or by telephone.

The Board has established a committee structure (described below) that includes four standing committees: the Audit Committee, the Investment Oversight Committee, the Governance Committee and the Executive Committee, each of which (other than the Executive Committee) is comprised solely of Independent Trustees. The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Trust, the number of Ivy Variable Insurance Portfolios overseen by the Board, the arrangements for the conduct of the Portfolio’s operations, the number of Trustees, and the Board’s responsibilities.

The Trust is part of the Fund Complex, which is comprised of the 29 portfolios within the Trust, 51 portfolios within the Ivy Funds, the Ivy High Income Opportunities Fund (a closed-end fund) (IVH), 3 portfolios within Ivy NextShares and 6 portfolios with the InvestEd Portfolios. Each member of the Board also is a member of the Board of Trustees of each of the other funds within the Fund Complex.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations held during at least the last five years and certain other information.

Independent Trustees

The following table provides information regarding each Independent Trustee.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2009	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present) and Boettcher Aerial, Inc. (Aerial Ag Applicator) (1982 to present)	90	Director of Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director of Guaranty, Inc. (financial services) (1985 to present); Member of Kansas Board of Regents (2007-2011); Trustee and Governance Committee Member of Kansas State University Foundation (1981 to present); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Member of Kansas Foundation for Medical Care (until 2011); Trustee, Waddell & Reed Advisors Funds (2007-2018); Trustee, Ivy Funds (2002 to present) (51 portfolios overseen); Trustee, InvestEd Portfolios (2007 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2009	Professor of Law, Washburn University School of Law (1973 to present)	90	Director, Kansas Legal Services for Prisoners, Inc.; Director, US Alliance Corp. (2009 to present); Trustee, Waddell & Reed Advisors Funds (1997-2018); Trustee, Ivy Funds (2017 to present) (51 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	Trust: 2017	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (1999 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Premium Gold Foods (2006 to present)	90	Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy Funds (2002 to present) (51 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	Trust: 2009 Trust: 2015	Dean of the College of Law, Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008-2010); Adjunct Professor, University of Oklahoma Law School (1997-2010); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present)	90	Director and Investor, Valliance Bank (2004 to present); Director, Graymark HealthCare (2008-2017); Trustee, the Mewbourne Family Support Organization (2003 to present) (non-profit); Independent Chairman and Trustee, Waddell & Reed Advisors Funds (Chairman: 2015-2018; Trustee: 1998-2018); Independent Chairman and Trustee, Ivy Funds (Independent Chairman: 2006 to present; Trustee: 1998 to present) (51 portfolios overseen); Independent Chairman and Trustee, InvestEd Portfolios (Chairman: 2015 to present; Trustee: 2001 to present) (6 portfolios overseen); Independent Chairman and Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Independent Chairman and Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	Trust: 2017	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisition law) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (hunting, fishing, outdoor recreation, lodging and corporate retreats) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989)	90	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy Funds (2002 to present) (51 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)
Frank J. Ross, Jr. Polsinelli Shughart PC 700 West 47th Street Suite 1000 Kansas City, MO 64112 1953	Trustee	Trust: 2009	Shareholder/Director, Polsinelli Shughart PC, a law firm (1980 to present)	90	Trustee, Waddell & Reed Advisors Funds (1996-2018); Trustee, Ivy Funds (2017 to present) (51 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	Trust: 2017	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	90	Director of Executive Board, Cox Business School, Southern Methodist University; Lead Director of Northwestern Mutual Funds (2003-2016) (29 portfolios overseen); Director, d-bx Target Date Funds (2007-2015); Chairman, CTMG, Inc. (clinical testing) (2008 to present); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy Funds (2002 to present) (51 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Trust: 2017	Retired; formerly, CEO and Director of Asgard Holdings, LLC (computer network and security services) (2002-2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992)	90	Trustee of Hansberger Institutional Funds (2000-2007); Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy Funds (1999 to present) (51 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

Interested Trustee

Mr. Herrmann is “interested” by virtue of his former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the Portfolio’s investment manager, IICO, the Portfolio’s principal underwriter, IDI, and the Portfolio’s transfer and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WISC), as well as by virtue of his personal ownership in shares of WDR.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TRUSTEE/ OFFICER SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Trust: 2009	Retired; Formerly, Chairman of WDR (2010-2018); CEO of WDR (2005-2016); President, CEO and Chairman of IICO (2002-2016); President, CEO and Chairman of Waddell & Reed Investment Management Company (WRIMCO) (1993-2016); President and Trustee of each of the funds in the Fund Complex (for Ivy Funds: 2001- 2016)	90	Director of WDR; Trustee, Waddell & Reed Advisors Funds (1998-2018); Trustee, Ivy Funds (1998 to present) (51 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present)
(1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen); Director, Blue Cross Blue Shield of Kansas City (2007 to present)

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Jarold W. Boettcher: Mr. Boettcher has more than 40 years of experience in the financial services industry. He has acted as a portfolio manager and director of a financial services firm. He has served as the Chair of a local community bank and the Chair of a state employees retirement system. Mr. Boettcher is a Chartered Financial Analyst and holds an M.S. degree from the Massachusetts Institute of Technology. Mr. Boettcher has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Boettcher is suitable to serve as Trustee because of his academic background, his work experience, his extensive investment management experience and the length of his service as a Trustee to the Trust.

James M. Concannon: Mr. Concannon has organizational management experience as the dean of a law school. He has served as an officer and on the boards of non-profit organizations. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Concannon is suitable to serve as Trustee because of his academic background and the length of his service as a Trustee to the Trust.

James D. Gressett: Mr. Gressett has served as the CEO of a closely-held corporation. He also has served as an accountant and partner in a public accounting firm. Mr. Gressett has also been a member and chairman of the boards of several closely-held corporations and charitable organizations. Mr. Gressett holds a B.B.A. of Accountancy degree from the University of Texas at Austin. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Gressett is suitable to serve as Trustee because of his work experience, his academic background, his service on other corporate and charitable boards and the length of his service as a Trustee to other funds within the Fund Complex.

Joseph Harroz, Jr.: Mr. Harroz serves as Dean of the College of Law and Vice President of a state university, and also serves as a director of a bank. He also has served as a president and director of a publicly traded company and as General Counsel to a state university system. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Trust.

Henry J. Herrmann: Mr. Herrmann has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management, and experience as a director of a publicly held company. He has multiple years of service as a Trustee and officer to the Fund Complex. The Board concluded that Mr. Herrmann is suitable to serve as Trustee because of his academic background, his extensive work experience in the financial services and investment management industry and the length of his service as a Trustee to the Trust.

Glendon E. Johnson, Jr.: Mr. Johnson practiced law for over 30 years, specializing in corporate finance, securities and mergers and acquisitions, including representing and advising financial services companies and investment advisers and their boards. In addition, for over twelve years, he was involved in the acquisition, sale, financing, and daily business affairs of several financial service companies, including investment managers. He serves as a Director of the Thomas Foundation for Cancer Research. Mr. Johnson holds an Honors B.A. of Economics and Business from the University of Utah, and a J.D. from the University of Texas Law School at Austin, where he was a member and note and comment editor of the Texas Law Review. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Johnson is suitable to serve as Trustee because of his extensive legal and business experience, academic background and the length of his service as a Trustee to other funds within the Fund Complex.

Frank J. Ross, Jr.: Mr. Ross has experience as a business attorney and as the head of the business department of a major law firm. He has served as a member of a state banking board and on the boards of a private university, a private secondary school and various non-profit organizations. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Ross is suitable to serve as Trustee because of his work experience and the length of his service as a Trustee to the Trust.

Michael G. Smith: Mr. Smith has over 40 years of experience in the financial services and investment management industry. He has served as a member and chairman of the boards of several mutual funds and charitable and educational organizations. Mr. Smith is a Chartered Financial Analyst and holds a B.B.A. of Finance degree and an M.B.A. degree from Southern Methodist University. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Smith is suitable to act as Trustee because of his extensive work experience in the financial services and investment management industry, his educational and charitable organization experience, his educational background and the length of his service as a Trustee to other funds within the Fund Complex.

Edward M. Tighe: Mr. Tighe has extensive experience in the mutual fund and information technology industries. He has held executive positions with U.S. mutual fund companies and served as a lead independent trustee on a different mutual fund board. Mr. Tighe holds a B.S. of Finance degree from Boston University. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Tighe is suitable to serve as Trustee because of his academic background, his extensive business experience and the length of his service as a Trustee to other funds within the Fund Complex.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Jennifer K. Dulski 6300 Lamar Avenue Overland Park, KS 66202 1980	Secretary	2017	2017	Secretary for each of the funds in the Fund Complex (2017 to present); Senior Vice President and Associate General Counsel of Waddell & Reed, Inc. (Waddell & Reed) and IDI (2018 to present)
Philip J. Sanders** 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2016	CEO of WDR (August 2016 to present); President, CEO and Chairman of IICO and WRIMCO (August 2016 to present); President of each of the funds in the Fund Complex (August 2016 to present); CIO of WDR (February 2011 to present); CIO of IICO and WRIMCO (August 2010 to present)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Wendy J. Hills 6300 Lamar Avenue Overland Park, KS 66202 1970	Vice President General Counsel Assistant Secretary	2014 2014 2017	2014 2014 2017	Senior Vice President, General Counsel, Chief Legal Officer and Secretary of WDR (2014 to present); Senior Vice President, General Counsel and Secretary of IICO and WRIMCO (2014 to present); Vice President, Secretary and Associate General Counsel of WDR (2004-2014); Senior Vice President, Secretary and Associate General Counsel of IICO and WRIMCO (2007-2014); Vice President and General Counsel for each of the funds in the Fund Complex (2014 to present); Secretary for each of the funds in the Fund Complex (2016-2017); Assistant Secretary for each of the funds in the Fund Complex (2014-2016, 2017 to present)
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer	2009 2009 2009	2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Fund Complex (2006-2017); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Vice President of Waddell & Reed Services Company (WRSCO) (2007 to present)
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of IICO and WRIMCO (2006 to present)
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Senior Vice President of Waddell & Reed and IDI (2017 to present); Vice President of Waddell & Reed and IDI (2010-2016)
John E. Sundeen, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1960	Vice President	2009	2006	Senior Vice President (1999 to present) and Chief Administrative Officer (2006 to present) of WDR; Executive Vice President and Chief Administrative Officer of IICO and WRIMCO (2004 to present); Executive Vice President of WRSCO (2016 to present)

*	This is the date when the officer first became an officer of one or more of the funds (or predecessors to current funds) within the Fund Complex (if applicable).
**	Mr. Sanders was Vice President of the Trust from 2006, and of the Fund Complex from 1998, until his appointment as President in August 2016.

Committees of the Board of Trustees

The Board has established the following standing committees: Audit Committee, Executive Committee, Investment Oversight Committee and Governance Committee. Mr. Harroz is an ex officio member of each committee of the Board. The respective duties and current memberships of the standing committees are:

Audit Committee. The Audit Committee serves as an independent and objective party to monitor the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the Trust’s independent registered public accounting firm. The Committee also serves to provide an open avenue of communication among the Trust’s independent registered public accounting firm, the internal accounting staff of IICO and the Board. The Audit Committee consists of Edward M. Tighe (Chair), Jarold W. Boettcher, James M. Concannon and James D. Gressett. During the fiscal year ended December 31, 2017, the Audit Committee met [    ] times.

Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Portfolio except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. The Executive Committee consists of Henry J. Herrmann (Chair) and Glendon E. Johnson, Jr. During the fiscal year ended December 31, 2017, the Executive Committee met [    ] times.

Investment Oversight Committee. The Investment Oversight Committee reviews, among other things, the investment performance of the Portfolio, any proposed changes to the Portfolio’s investment policies, and the Portfolio’s market trading activities and portfolio transactions. The Investment Oversight Committee consists of Michael G. Smith (Chair), Jarold W. Boettcher and James M. Concannon. During the fiscal year ended December 31, 2017, the Investment Oversight Committee met [    ] times.

Governance Committee. The Governance Committee evaluates, selects and recommends to the Board candidates to serve as Independent Trustees. The Committee will consider candidates for Trustee recommended by Shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Trust. The Governance Committee also oversees the functioning of the Board and its committees. The Governance Committee consists of Frank J. Ross, Jr. (Chair), Glendon E. Johnson, Jr. and James D. Gressett. During the fiscal year ended December 31, 2017, the Governance Committee met [    ] times.

The Board has authorized the creation of a Valuation Committee comprised of such persons as may be designated from time to time by WISC and includes Philip J. Sanders. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or on an as-needed) basis for its review and approval.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Portfolio, the Board oversees the management of risks relating to the administration and operation of the Trust and the Portfolio. The Board performs this risk management oversight directly and, as to certain matters, directly through its committees and through its Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Portfolio.

In general, the Portfolio’s risks include, among other things, investment risk, credit risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Portfolio. In addition, under the general oversight of the Board, IICO and other service providers to the Portfolio have themselves adopted a variety of policies, procedures and controls designed to address particular risks of the Portfolio. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Portfolio through review of regular reports, presentations and other information from officers of the Trust and other persons.

Senior officers of the Trust, senior officers of IICO, IDI and WISC (collectively, “W&R”), and the Portfolio’s CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from IICO with respect to the investments and securities trading of the Portfolio, reports from Portfolio management personnel regarding valuation procedures and reports from management’s Valuation Committee (described above) regarding the valuation of particular securities. In addition to regular reports from W&R, the Board also receives reports regarding other service providers to the Trust, either directly or through W&R or the Portfolio’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Portfolio’s CCO regarding the effectiveness of the Trust’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from W&R in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with W&R and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Senior officers of the Trust and senior officers of W&R also report regularly to the Audit Committee on Portfolio valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. W&R compliance and internal audit personnel also report regularly to the Audit Committee. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet separately with the Portfolio’s CCO to discuss matters relating to the Trust’s compliance program.

Ownership of Portfolio Shares

(as of December 31, 2017)

The following tables provide information regarding shares of the Portfolio beneficially owned by each Independent Trustee, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (Exchange Act), as well as the aggregate dollar range of shares owned, by each Trustee, of funds within the Fund Complex. The Portfolio’s shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolio serve as the underlying investment vehicle. An Independent Trustee may elect to defer a portion of his or her annual compensation, which deferred amount is deemed to be invested in shares of funds within the Fund Complex. The amounts listed below as “owned” shares include any shares in which the Trustee’s deferred compensation is deemed invested by a Trustee.

Independent Trustees

Trustee	Dollar Range of Shares Owned in Ivy VIP Global Equity Income	Aggregate Dollar Range of Shares Owned of All Funds within the Fund Complex
Jarold W. Boettcher	$0	over $100,000
James M. Concannon	$0	over $100,000
James D. Gressett	$0	over $100,000
Joseph Harroz, Jr.	$0	over $100,000
Glendon E. Johnson, Jr.	$0	over $100,000
Frank J. Ross, Jr.	$0	over $100,000
Michael G. Smith	$0	over $100,000
Edward M. Tighe	$0	over $100,000

Interested Trustee

Trustee	Dollar Range of Shares Owned in Ivy VIP Global Equity Income	Aggregate Dollar Range of Shares Owned of All Funds within the Fund Complex
Henry J. Herrmann	$0	over $100,000

Compensation

The fees paid to the Trustees are allocated among the funds within the Fund Complex based on each fund’s relative asset size. During the fiscal year ended December 31, 2017, the Trustees received (or were entitled to receive) the following fees for service as a Trustee of the Trust and each of the other funds within the Fund Complex:

Compensation Table

Independent Trustees	Aggregate Compensation from Ivy VIP Global Equity Income			Aggregate Compensation from the Fund Complex[1,2]
Jarold W. Boettcher	$	[	]	$	[	][3]
James M. Concannon		[	]		[	]
John A. Dillingham[4]		[	]		[	]
James D. Gressett		[	]		[	]
Joseph Harroz, Jr.[5]		[	]		[	][3]
Glendon E. Johnson, Jr.		[	]		[	]
Frank J. Ross, Jr.		[	]		[	]
Michael G. Smith		[	]		[	]
Edward M. Tighe		[	]		[	]
Henry J. Herrmann		$0			$0

[1]	Table reflects compensation for the fiscal year ended December 31, 2017.
[2]	No pension or retirement benefits have been accrued as a part of the Trust’s expenses.
[3]	Includes compensation received for their service as trustees to other funds within the Fund Complex.
[4]	Retired as of December 31, 2017.

[5]	Mr. Harroz receives an additional annual fee of $100,000 for his services as Independent Chair of the Board and of the board of trustees of each of the other funds within the Fund Complex.

Of the totals listed in the Aggregate Compensation column above, the following amounts have been deferred:

Jarold W. Boettcher	$	[	][1]
James M. Concannon		[	]
John A. Dillingham[2]		[	]
James D. Gressett		[	]
Joseph Harroz, Jr.		[	][1]
Glendon E. Johnson, Jr.		[	]
Frank J. Ross, Jr.		[	]
Michael G. Smith		[	]
Edward M. Tighe		[	]

[1]	Includes amounts deferred from fees paid to the Trustees for their service as a Trustees to other funds within the Fund Complex.
[2]	Retired as of December 31, 2017 and elected Trustee Emeritus status as of that date.

The Interested Trustee did not receive compensation from any of the Funds. The officers, as well as Mr. Herrmann, are paid by IICO or its affiliates.

The Board has created an honorary position of Trustee Emeritus, whereby an incumbent Trustee who has attained the age of 70 may, or if initially elected on or after May 31, 1993, to the Board or to the board of trustees of another trust in the Advisors Fund Complex (Other Trust), or as a director of a fund to which the Trust or an Other Trust is the successor (Director), and has attained the age of 78, must, resign his or her position as Trustee and, unless he or she elects otherwise, will serve as Trustee Emeritus provided the Trustee has served as a Trustee or Director for at least five years which need not have been consecutive. The only Trustees currently eligible for the position of Trustee Emeritus are those Trustees who were Trustees of the Trust on December 31, 2016.

A Trustee or Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Trustee or Director. For a Trustee or Director initially elected before May 31, 1993, such annual fee is payable as long as the Trustee or Director holds Emeritus status, which may be for the remainder of his or her lifetime. A Trustee or Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her Emeritus service, or in an equivalent lump sum. A Trustee who takes the position of Trustee Emeritus after January 1, 2017, will only receive an annual fee in an amount equal to the annual retainer he or she received in 2016. A Trustee or Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her Emeritus capacity, but he or she has no authority or responsibility with respect to the management of the Trust.

Currently, each of Messrs. John A. Dillingham, David P. Gardner, Robert L. Hechler, Albert W. Herman, William T. Morgan, Frederick Vogel III and Paul S. Wise and Ms. Eleanor B. Schwartz serves as Trustee or Director Emeritus, having retired as Trustee or Director of each of the funds to which the Trust or an Other Trust is the successor and, as applicable, Ivy Funds, Inc. that were overseen by the Trustee or Director at the time of his or her retirement. Messrs. William T. Morgan, Frederick Vogel III and Paul S. Wise were initially elected to a Board of Directors of a fund in the Advisors Fund Complex before May 31, 1993, and each therefore receives an amount equal to the annual retainer he was receiving at the time he resigned as a Director for as long as he holds Director Emeritus status, which may be for the remainder of his lifetime. Messrs. John A. Dillingham, David P. Gardner, Robert L. Hechler and Albert W. Herman and Ms. Eleanor B. Schwartz initially were elected to a Board of Directors of a fund in the Advisors Fund Complex after May 31, 1993, and each receives an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Trustee only for a period of three years commencing upon the date the Trustee began his or her Emeritus service.

The fees paid to each Trustee or Director Emeritus are allocated among the funds that were overseen by the Trustee or Director at the time he or she elected Emeritus status, based on each fund’s net assets at that time. The following table shows the fees paid, and the portion of that fee paid by the Trust to the current Trustee or Director Emeritus, for the fiscal year ended December 31, 2017.

Director Emeritus	Compensation from the Trust		Total Compensation from the Fund Complex
John A. Dillingham*	$0		$0
David P. Gardner	[	]	[	]
Robert L. Hechler	[	]	[	]
William T. Morgan	[	]	[	]
Eleanor B. Schwartz**	[	]	[	]
Frederick Vogel III	[	]	[	]
Paul S. Wise	[	]	[	]

*	Retired as of December 31, 2017 and elected Trustee Emeritus status on that date. Therefore, Mr. Dillingham did not receive any compensation as a Trustee Emeritus during the fiscal year ending December 31, 2017.
**	Includes compensation received for services as a Trustee to other funds within the Fund Complex.

Code of Ethics

The Trust, IICO and IDI have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits their respective trustees, directors, officers and employees to invest in securities, including securities that may be purchased or held by the Portfolio. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the Portfolio, as of March 31, 2018, regarding the record or beneficial ownership of 5% or more of the Portfolio’s shares.

[Ivy VIP Global Equity Income	[ ]	[ ] [ ]	[ ]	[ ]%

	[ ]	[ ] [ ]	[ ]	[ ]%

	[ ]	[ ] [ ]	[ ]	[ ]%]

[As of March 31, 2018, all of the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Portfolio.]

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

The Trust, on behalf of the Portfolio, has entered into an Investment Management Agreement (Management Agreement) with IICO with respect to the Portfolio. Under the Management Agreement, as to the Portfolio, IICO is employed to supervise the investments of the Portfolio and provide investment advice to the Portfolio. The Management Agreement obligates IICO to make investments for the account of the Portfolio in accordance with its best judgment and within the investment objective and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to RICs, subject to policy decisions adopted by the Board. IICO also determines the securities to be purchased or sold by the Portfolio and places the orders.

IICO is a corporate affiliate of Waddell & Reed. Waddell & Reed is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly-owned subsidiary of WDR, a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Prior to September 30, 2016, WRIMCO (an affiliate of IICO and wholly-owned subsidiary of Waddell & Reed) and/or its predecessor served as investment manager to the Portfolio.

The Management Agreement provides that it may be renewed year to year as to the Portfolio, provided that any such renewal has been specifically approved, at least annually, by (i) the Board, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Trustees who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Portfolio or IICO (the Independent Trustees). The Management Agreement also provides that either party has the right to terminate it as to the Portfolio, without penalty, upon 60 days’ written notice by the Trust to IICO and 120 days’ written notice by IICO to the Trust, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Payments by the Portfolio for Management Services

Under its Management Agreement, for IICO’s management services, the Portfolio pays IICO a fee as described in the Prospectus. Every share class of the Portfolio has the same management fee. The management fee paid by the Portfolio is allocated among the classes of the Portfolio based on the classes’ relative net assets. The management fees paid during the last three fiscal years for the Portfolio were as follows:

	December 31, 2017				December 31, 2016		December 31, 2015
	Including Waiver	Excluding Waiver			Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Ivy VIP Global Equity Income	N/A	$	[	]	N/A	$3,532,018	N/A	$3,580,239

In the above table, the terms “including” and “excluding” refer to the effect of a waiver. Where applicable, the amount shown “including” the waiver is the actual management fee paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the management fee that would have been paid by the Portfolio had the waiver not been in effect.

The Portfolio accrues and pays this fee daily.

The Management Agreement for the Portfolio permits IICO, or an affiliate of IICO, to enter into a separate agreement for accounting services (the Accounting Services Agreement) and a separate agreement for transfer agency services (the Transfer Agency Agreement) with the Trust for the Portfolio. Each Management Agreement contains detailed provisions as to the matters to be considered by the Board prior to approving any Accounting Services Agreement or Transfer Agency Agreement.

Accounting Services

Under the Accounting Services Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WI Services Company (WISC), for the Portfolio, WISC provides the Portfolio with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Portfolio records, pricing of Portfolio shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Board without shareholder approval.

Accounting Services Fees

Under the Accounting Services Agreement for the Portfolio, the Portfolio pays WISC a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Average Daily Net Assets for the Month	Monthly Fee
$0 - $10 million	$0
$10 - $25 million	$958
$25 - $50 million	$1,925
$50 - $100 million	$2,958
$100 - $200 million	$4,033
$200 - $350 million	$5,267
$350 - $550 million	$6,875
$550 - $750 million	$8,025
$750 - $ 1.0 billion	$10,133
$1.0 billion and over	$12,375

The Portfolio also pays a monthly fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until the Portfolio’s assets are at least $10 million.

Fees paid to WISC for accounting services by the Portfolio for the past three fiscal years were:

	December 31, 2017				December 31, 2016		December 31, 2015
	Including Waiver	Excluding Waiver			Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Ivy VIP Global Equity Income	N/A	$	[	]	N/A	$132,900	N/A	$133,669

In the above table, the terms “including” and “excluding” refer to the effect of a waiver. Where applicable, the amount shown “including” the waiver is the actual accounting services fee paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the accounting services fee that would have been paid by the Portfolio had the waiver not been in effect.

Since the Portfolio pays a management fee for investment supervision (except as otherwise noted herein) and an accounting services fee for accounting services as discussed above, IICO and WISC, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. IDI and its affiliates pay the Trust’s Trustees and officers who are affiliated with IICO and its affiliates. The Portfolio pays the fees and expenses of the Portfolio’s other Trustees.

The Portfolio pays all of its other expenses. These include the costs of printing and mailing materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Portfolio under Federal or other securities laws and to the Investment Company Institute, cost of processing and maintaining shareholder records, costs of systems or services used to price Portfolio securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Transfer Agency Services

Under the Transfer Agency Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WI Services Company (WISC), a subsidiary of Waddell & Reed, WISC performs transfer agency functions for the Portfolio, including the maintenance of shareholder accounts which are the separate accounts of the Participating Insurance Companies, recording the ownership, transfer, exchange and cancellation of ownership of shares, distribution of dividends and other distributions and payment of redemption proceeds, and the furnishing of related information to the Portfolio. A new Transfer Agency Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval. WISC receives no fee for the services it provides under the Transfer Agency Agreement. However, the Trust pays certain out-of-pocket expenses of WISC, including but not limited to, 1) the charges of a sub-agent used by WISC in performing services under the Transfer Agency Agreement, and 2) the cost of providing prospectuses to certain Policy owners and holders (Policyowners).

Fees paid to WISC for such out-of-pocket expenses for the last three fiscal years for the Portfolio were as follows:

	2017			2016	2015
Ivy VIP Global Equity Income	$	[	]	$7,427	$6,134

Distribution Services

Pursuant to the Principal Underwriting Agreement entered into between IDI and the Trust, IDI offers shares of the Portfolio to Participating Insurance Companies and also may engage in marketing and other promotional activities intended to result in the inclusion of shares of the Trust as investment options under variable life insurance and annuity products. Except as noted, for the fiscal year ended December 31, 2017, IDI did not receive any other compensation from the Portfolio for acting as underwriter.

Service Plan

Under a Service Plan (Plan) adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, Class II shares of the Portfolio may pay IDI a fee not to exceed 0.25% of the Class II shares’ average annual net assets, paid daily, to compensate IDI and unaffiliated third parties for costs and expenses in connection with the provision of personal services to Policyowners.

The Plan permits IDI to be compensated for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Policyowners and/or maintenance of Policyowner accounts; increasing services provided to Policyowners by office personnel; engaging in other activities useful in providing personal service to Policyowners; and in compensating broker-dealers who may regularly sell Policies, and other third parties, for providing shareholder services and/or maintenance of Policyowner accounts. The only Trustees or interested persons, as defined in the 1940 Act, of the Trust who have a direct or indirect financial interest in the operation of the Plan are the officers and Trustees who are also officers of either IDI or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of IDI. The Plan is anticipated to benefit the Portfolio and the Policyowners through IDI’s activities to provide directly, or indirectly, personal services to the Policyowners and thereby promote the maintenance of their accounts with respect to investment in the Portfolio. The Trust anticipates that Policyowners investing in Class II shares of the Portfolio may benefit to the extent that IDI’s activities are successful in increasing the assets of the Portfolio through reduced redemptions and reducing a Policyowner’s share of Portfolio expenses. In addition, the Trust anticipates that the revenues from the Plan will provide IDI with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Trust and Policyowners.

The Plan was approved by the Board, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, Independent Trustees). The Plan was also approved as to thee Portfolio by the shareholders of the Portfolio.

Among other things, the Plan provides that (1) IDI will provide to the Trustees at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Board including the Independent Trustees, acting in person at a meeting called for that purpose, (3) amounts to be paid by the Portfolio under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the Portfolio, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Independent Trustees will be committed to the discretion of the Independent Trustees.

During the fiscal year ended December 31, 2017, the Portfolio paid the following amount under the Plan:

	Including Waiver			Excluding Waiver
Ivy VIP Global Equity Income	$	[	]	$	[	]

In the above table, the terms “including” and “excluding” refer to the effect of a waiver. Where applicable, the amount shown “including” the waiver is the actual service plan fee paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the service plan fee that would have been paid by the Portfolio had the waiver not been in effect.

Custodial and Auditing Services

The Portfolio’s custodian is The Bank of New York Mellon, and its address is One Wall Street, New York, New York. In general, the custodian is responsible for holding the Portfolio’s cash and securities. Deloitte & Touche LLP, located at 1100 Walnut Street, Suite 3300, Kansas City, Missouri, the Portfolio’s Independent Registered Public Accounting Firm, audits the financial statements and financial highlights of the Portfolio.

PORTFOLIO MANAGERS

Portfolio Managers employed by IICO

The following tables provide information relating to the portfolio managers of the Portfolio as of December 31, 2017.

Robert E. Nightingale

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed
Number of Accounts Managed with Performance-Based Advisory Fees
Assets Managed (in millions)	$	$	$
Assets Managed with Performance-Based Advisory Fees (in millions)	$	$	$

Christopher J. Parker

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed
Number of Accounts Managed with Performance-Based Advisory Fees
Assets Managed (in millions)	$	$	$
Assets Managed with Performance-Based Advisory Fees (in millions)	$	$	$

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. IICO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•

The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the fund. IICO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to IICO’s Allocation Procedures.

IICO and the Portfolio have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

IICO believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility. In its consideration of an employee’s base salary, IICO reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc. Executive management of IICO is responsible for setting the base salary and for its on-going review; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for restricted stock awards and/or cash-settled restricted stock unit awards. If such awards are granted, they will vest over a period of four years, with the first vesting to take place either one or two years after the date of the award, depending on the type of award granted; and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by IICO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by IICO (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by IICO (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by IICO (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all IICO employees.

Ownership of Securities

As of December 31, 2017, the dollar range of shares beneficially owned by the portfolio managers was:

Manager	Portfolio Managed in Ivy Variable Insurance Portfolios	Dollar Range of Shares Owned* in Portfolio Managed	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in Funds in Fund Complex
Robert E. Nightingale	Ivy VIP Global Equity Income	$	$	$
Christopher J. Parker	Ivy VIP Global Equity Income	$	$	$

*	The Portfolio’s shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolio serves as underlying investment vehicles.

With limited exceptions, a portion of each portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of December 31, 2017, the dollar range of shares of the Portfolio deemed owned by each portfolio manager listed below is:

Manager	Portfolio Managed in the Ivy Variable Insurance Portfolios	Dollar Range of Shares Deemed Owned* in Portfolio or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in Funds in Fund Complex
Robert E. Nightingale	Ivy VIP Global Equity Income	$	$
Christopher J. Parker	Ivy VIP Global Equity Income	$	$

*	The Portfolio’s shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolio serves as underlying investment vehicles.
[1]	Shares deemed owned in Portfolio or similarly managed style within the Fund Complex which is managed by the Manager.

BROKERAGE ALLOCATION AND OTHER PRACTICES

One of the duties undertaken by IICO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the Portfolio.

With respect to the Portfolio’s fixed-income investments, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market generally are effected with dealers acting as principals or market makers. Brokerage commissions primarily are paid for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Portfolio may manage other advisory accounts with similar investment objectives. It can be anticipated that an IICO portfolio manager will frequently, yet not always, place concurrent orders for all or most accounts for which the portfolio manager has responsibility or IICO and/or WRIMCO, an affiliate of IICO, may otherwise combine orders for the Portfolio with those of other portfolios, or funds within the Ivy Family of Funds or other accounts for which it has investment discretion, including accounts affiliated with IICO and/or IICO. IICO and/or WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an IPO, IICO and/or WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, IICO and/or WRIMCO generally allocates the shares pro rata among the included funds and/or advisory accounts based on the total assets of each account, subject to adjustments for de minimis allocations and round lots. Funds/accounts with investment strategies and policies that permit investments in IPO securities may receive greater allocations compared to accounts that comparatively limit such investments. An amount otherwise allocable to a participating account based on a pro rata allocation may be reduced or eliminated to accommodate the account’s cash availability, position limitations and investment restrictions. In such cases, the shares that would otherwise have been allocated to such accounts shall be reallocated to the remaining accounts in accordance with the written procedures.

In all cases, IICO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its portfolios/funds and other advisory accounts.

Sharing in large transactions could affect the price the Portfolio pays or receives or the amount it buys or sells. Additionally, a better negotiated commission may be available through combined orders.

To effect the portfolio transactions of the Portfolio, IICO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Portfolio to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. IICO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Portfolio. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services directly or through others (research and brokerage services), considered by IICO to be useful or desirable for its investment management of the Portfolio and/or the other funds and accounts for which IICO has investment discretion.

Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Exchange Act as including: (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by IICO that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to IICO. IICO does not direct Portfolio brokerage to compensate brokers for the sale of Portfolio shares. The Trust has adopted a policy that prohibits IICO from using Portfolio brokerage commissions to compensate broker-dealers for promotion or sale of Portfolio shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of IICO and investment research received for the commissions of those other accounts may be useful both to the Portfolio and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist IICO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by IICO.

Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of IICO; serves to make available additional views for consideration and comparisons; and enables IICO to obtain market information on the price of securities held in the Portfolio or being considered for purchase.

The following table sets forth the brokerage commissions paid during the past three fiscal years:

	Periods ended December 31,
	2017	2016	2015
Ivy VIP Global Equity Income	$[ ]	$546,159	$322,065

The next table shows the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid for the fiscal year ended December 31, 2017. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

	Amount of Transactions			Brokerage Commissions
Ivy VIP Global Equity Income	$	[	]	$	[	]

As of December 31, 2017, the Portfolio held securities issued by its regular broker-dealers, as follows (all amounts in thousands):

Ivy VIP Global Equity Income owned JPMorgan Chase & Co. and Morgan Stanley securities in the aggregate amounts of $25,004 and $6,000, respectively. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Portfolio. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Portfolio.

PROXY VOTING POLICY

The Portfolio has delegated all proxy voting responsibilities to IICO. IICO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and IICO’s corresponding positions.

Board of Directors Issues:

IICO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

IICO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

IICO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. IICO will support such protection so long as it does not exceed reasonable standards.

IICO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

IICO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

IICO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

IICO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

IICO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

IICO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals generally are not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

IICO generally will vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

IICO generally will vote against proposals requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions generally are made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal law and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between IICO and the Portfolio:

IICO will use the following three-step process to address conflicts of interest: (1) IICO will attempt to identify any potential conflicts of interest; (2)IICO will then determine if the conflict as identified is material; and (3) IICO will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Portfolio and are not the product of a material conflict.

(1) Identifying Conflicts of Interest: IICO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Portfolio’s shareholders on a proxy voting matter. IICO will review any potential conflicts that involve the following three general categories to determine if there is a conflict and if so, if the conflict is material:

•

Business Relationships – IICO will review any situation for a material conflict where IICO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that IICO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage IICO to vote in favor of management.

•

Personal Relationships – IICO will review any situation where it (or an affiliate) has a personal relationship with proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•

Familial Relationships – IICO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

IICO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2) “Material Conflicts”: IICO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, IICO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3) Procedures to Address Material Conflicts: IICO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•

Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, IICO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•

Client directed – If the Material Conflict arises from IICO’s management of a third-party account and the client provides voting instructions on a particular vote, IICO will vote according to the directions provided by the client.

•

Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, IICO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established therein, should such subject matter fall sufficiently within the identified subject matter.

If the issue involves a material conflict and IICO chooses to use a predetermined voting policy, IICO will not be permitted to vary from the established voting policies established therein.

•

Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, IICO may seek guidance from the Board on matters involving a conflict. Under this method, IICO will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. IICO may use the Board guidance to vote proxies for its non-mutual fund clients.

PROXY VOTING RECORD

The Portfolio is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies for the Portfolio relating to its portfolio securities were voted during the most recent 12-month period ended June 30, 2017, is available without charge at www.ivyinvestments.com, and on the SEC’s website at http://www.sec.gov.

TRUST SHARES

Shares of the Trust are currently divided into 29 series, as that term is defined in the Trust Instrument. The Board may change the designation of any series and may increase or decrease the numbers of shares of any series but may not decrease the number of shares of any series below the number of shares then outstanding.

The shares of the Portfolio represent an interest in the Portfolio’s securities and other assets and in its profits or losses. Each fractional share of a class of the Portfolio has the same rights, in proportion, as a full share of that class of the Portfolio.

The Portfolio currently offers Class II shares. Class II shares are subject to a service plan that is described above.

Each issued and outstanding class of a share in the Portfolio is entitled to participate equally in dividends and other distributions declared by that class of the Portfolio and, upon liquidation or dissolution, in net assets of the Portfolio remaining after satisfaction of outstanding liabilities. The shares of the Portfolio when issued are fully paid and nonassessable.

The Portfolio does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Trust of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Trust instrument and By-laws of the Trust. There normally will be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to the Portfolio, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of the Portfolio are entitled, as provided in the Trust instrument and By-laws of the Trust.

Each shareholder of the Portfolio is entitled to one vote for each dollar of NAV of the Portfolio owned by the shareholder. Matters in which the interests of all the series of the Trust are substantially identical (such as the election of Trustees) will be voted on by all shareholders without regard to the separate series. Matters that affect a particular series (such as approval of its Investment Management Agreement or a change in its fundamental investment restrictions) will be voted on separately by that series, except that as to matters which affect the interests of one particular class of a series’ shares, the affected shareholders vote as a separate class.

To the extent required by law, Policyowners are entitled to give voting instructions with respect to Portfolio shares held in the separate accounts of Participating Insurance Companies. Participating Insurance Companies will vote with respect to the shares in accordance with such instructions unless otherwise legally required or permitted to act with respect to such instructions.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Portfolio based on, among other things, the amount of premium payments to be invested and the number of surrender and transfer requests to be effected on any day according to the terms of the Policies. Orders for shares of the Portfolio are executed at the time they are received by IDI and at the NAV determined as of the close of trading on the previous business day, provided that the applicable Participating Insurance Company represents it has received such orders prior to the close of the NYSE on the previous business day. The applicable Participating Insurance Company may aggregate separately all purchase and/or redemption orders for shares of the Portfolio that it received prior to the close of trading on the NYSE (4:00 p.m. Eastern Time, unless the NYSE closes earlier in which case such earlier time shall apply). The applicable Participating Insurance Company will not aggregate pre-4:00 p.m. Eastern Time trades with post-4:00 p.m. Eastern Time trades. The Portfolio may refuse to sell shares to any person or may suspend or terminate the offering of its shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the directors of the Portfolio, necessary in the best interest of the shareholders of the Portfolio. No sales charge is paid by any Participating Insurance Company for purchase of shares. Except where required or otherwise permitted by applicable law, redemption payment is generally made within seven days after receipt of a proper request to redeem. The Trust may suspend the right of redemption of shares of the Portfolio and may postpone payment for any period if any of the following conditions exist: (1) the NYSE is closed other than customary weekend and holiday closings or trading on the NYSE is restricted; (2) the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable; (3) the SEC has permitted suspension of the right of redemption of shares for the protection of the shareholders of the Trust; or (4) applicable laws and regulations otherwise permit the Trust to suspend payment on the redemption of shares. Redemptions ordinarily are made in cash but under extraordinary conditions the Board may determine that the making of cash payments is undesirable. In such case, redemption payments may be made in Portfolio securities. The redeeming shareholders would incur brokerage costs in selling such securities. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Should any conflict between Policyowners arise which would require that a substantial amount of net assets be withdrawn from the Portfolio, orderly portfolio management could be disrupted to the potential detriment of Policyowners.

Except as otherwise noted, and only through the Participating Insurance Company, a Policyowner may indirectly sell shares and buy shares of another Portfolio, also known as a transfer or an exchange privilege.

Shareholder Communications

Policyowners will receive, from the Participating Insurance Companies, financial statements of the Portfolio as required under the 1940 Act. Each report shows the investments owned by the Portfolio and the market values thereof and provides other information about the Trust and its operations.

Net Asset Value

The NAV of one class of the shares of the Portfolio is the value of the assets of that class, less the liabilities of that class, divided by the total number of shares outstanding of that class. For example, if on a particular day the Portfolio owned securities worth $100 and held cash of $15, the total value of the assets would be $115. If it had a liability of $5, the NAV would be $110 ($115 minus $5). If it had 11 shares outstanding, the NAV of one share would be $10 ($110 divided by 11).

The NAV and offering price per share of the Portfolio are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE, 4:00 p.m. Eastern Time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Portfolio is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV per share of the Portfolio likely will change every business day, since typically the value of the assets and the number of shares outstanding change every business day.

Valuation – General

The NAV and offering price per share of the Portfolio ordinarily are computed once on each day that the NYSE is open for trading. Listed securities generally are valued at their closing price, which is the last traded price on the principal securities exchange on which the security is traded. Certain foreign exchanges may continue to trade after the close of the NYSE; in such cases, prices for securities primarily traded on these exchanges will be taken at the close of the NYSE.

Stocks ordinarily are valued by the primary pricing service as set forth in the Portfolio’s Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services, a price will be sought from an exchange.

Bonds (including foreign bonds), convertible bonds, government securities and mortgage-backed securities ordinarily are valued at the bid price provided by the primary pricing service as set forth in the Valuation Procedures, while municipal bonds are valued at the mean price. Loans also are valued at the bid price provided by the primary pricing service as set forth in the Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services set forth in the Valuation Procedures, a price will be sought from a broker-dealer. In the event no pricing service price is available and no broker-dealer quote is available, or in the case where a price is available from a pricing service but deemed unreliable, the Valuation Committee will fair value the security pursuant to the Valuation Procedures.

Listed options contracts and OTC options ordinarily are valued, as of the valuation time, at the mean of the bid and ask price as provided by the primary pricing service set forth in the Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price for listed or OTC options is not available from any of the approved pricing services listed in the Valuation Procedures, a price is sought from a broker-dealer. In the event a price is not available from any approved pricing service or from a broker-dealer, the Valuation Committee will fair value the option pursuant to the Valuation Procedures.

Futures contracts will be valued at the settlement price as provided by the primary pricing service set forth in the Valuation Procedures. In the event a price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services listed in the Valuation Procedures, a price will be sought from an exchange.

Swaps, including but not limited to credit default swaps and interest rate swaps, are valued at the price provided by the primary pricing service set forth in the Valuation Procedures. In the event a price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. If a price is not available from any of the approved pricing services set forth in the Valuation Procedures, a price will be sought from a broker-dealer. If a price is available from a pricing service but deemed unreliable based on variance checks conducted by IICO’s Fund Accounting department, the Valuation Committee will fair value the security pursuant to the Valuation Procedures.

Foreign currency exchange rates ordinarily are provided by the primary pricing service set forth in the Valuation Procedures. In the event a foreign currency exchange rate is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a foreign currency exchange rate is not available from any of the approved pricing services set forth in the Valuation Procedures, or in the event any foreign currency exchange rate is deemed inaccurate by the Valuation Committee, a bid and offer will be sought from one or more broker-dealers. The mean of the bid(s) and offer(s) will be used to calculate the applicable foreign currency exchange rate.

Precious metals will be valued at the last traded spot price for the appropriate metal by the primary pricing service immediately prior to the Valuation Time set forth in the Valuation Procedures. If a spot price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures.

When the Portfolio believes a reported market price for a security does not reflect the amount the Portfolio would receive on a current sale of that security, the Portfolio may substitute for the market price a fair-value determination made according to procedures approved by the Board. The Portfolio also may use these procedures to value certain types of illiquid securities. Fair value pricing generally will be used by the Portfolio if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Portfolio’s NAV is calculated.

The Portfolio also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Since the Portfolio invests a portion of its assets in foreign securities, it also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuation.

The Portfolio has retained certain third-party pricing services (together, the Service) to assist in valuing foreign securities and other foreign investments (collectively, foreign securities) held in the Portfolio’s portfolio. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WISC, in accordance with procedures adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the foreign security. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Portfolio’s foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Portfolio shares. Another effect of fair valuation is that the Portfolio’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It also may affect all shareholders in that if Portfolio assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy in the Prospectus.

TAXATION OF THE PORTFOLIO

General

Shares of the Portfolio are offered only to Participating Insurance Companies’ separate accounts that fund Policies (Separate Accounts). See the applicable Policy prospectus for a discussion of the special taxation of insurance companies with respect to Separate Accounts and of the Policyowners.

The Portfolio is treated as a corporation for Federal tax purposes. The Portfolio has qualified since its inception for treatment as a RIC (that is, a “regulated investment company” under the Code), and each intends to continue to qualify for that treatment so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Portfolio must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income and 90% of its net tax-exempt income, if any, including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year. These requirements include the following:

(1)	the Portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts, or forward currency contracts) derived with respect to its business of investing in securities or those currencies (collectively, Qualifying Income) and (b) net income from an interest in a QPTP (Income Requirement); and

(2)	at the close of each quarter of the Portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (50% Diversification Requirement), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Portfolio controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, RIC Diversification Requirements).

A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income.

The gains that the Portfolio derives from investments in options or futures contracts on gold that are made for the purpose of hedging the Portfolio’s investment in securities of companies in the businesses of mining, processing, producing, exploring for, refining, or selling gold generally constitute Qualifying Income. However, direct investments by the Portfolio in precious metals, structured notes linked to precious metals or options or futures contracts on precious metals made for non-hedging purposes would have adverse tax consequences for the Portfolio and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of such metals, notes, options, and futures contracts and from other non-Qualifying Income and thus failed to satisfy the Income Requirement or (2) held such metals, notes, options, and futures contracts in such quantities that it failed to satisfy the 50% Diversification Requirement. To the extent that the Portfolio invests in such metals, notes, options or futures contracts, it intends to manage or continue to manage its holdings thereof so as to avoid failing to satisfy those requirements for these reasons.

The Portfolio intends to continue to comply for its current and future taxable years with the diversification requirements imposed on the Separate Accounts by section 817(h) of the Code and the regulations thereunder (collectively, section 817(h) Diversification Requirements). These requirements, which are in addition to the RIC Diversification Requirements and the diversification requirements imposed on the Portfolio by the 1940 Act, place certain limitations on the assets of each Separate Account — and, because section 817(h) and those regulations treat the assets of the Portfolio as assets of the related Separate Account, of the Portfolio — that may be invested in securities of a single issuer.

Specifically, the regulations provide that, except as permitted by the safe harbor described below in this paragraph, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the value of a Separate Account’s total assets may be represented by any one investment, no more than 70% thereof by any two investments, no more than 80% thereof by any three investments, and no more than 90% thereof by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities, and political subdivisions all are considered the same issuer. In addition, section 817(h) provides, as a safe harbor, that a Separate Account will be treated as being adequately diversified if the RIC Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other RICs. Failure of the Portfolio to satisfy the Section 817(h) Diversification Requirements would result in taxation of the Participating Insurance Companies and treatment of the Policyowners other than as described in the prospectuses for the Policies.

If the Portfolio failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) more importantly, each Separate Account invested therein would fail to satisfy the section 817(h) Diversification Requirements, with the result that the Policies supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the RIC Modernization Act of 2010 provides certain saving provisions (Modernization Provisions) that will allow the Portfolio to cure a failure (subject to paying a deductible tax) as long as such failure is due to reasonable cause and not due to willful neglect.

Income from Foreign Securities

Dividends and interest the Portfolio receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Subject to its investment policies and restrictions, the Portfolio may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances that may change from time to time, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that the Portfolio could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Portfolio makes the investment.

Under certain circumstances, the Portfolio will be subject to Federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. To avoid the foregoing tax and interest obligation, the Portfolio might make a “qualified electing fund” (QEF) or “marked-to-market” election.

Income from REITs

The Portfolio may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (REMICs) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (TMPs) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the Treasury and the IRS issued a notice in 2006 (Notice) announcing that, pending the issuance of further guidance, the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (that is, governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income (UBTI)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest Federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The Portfolio will not invest directly in REMIC residual interests or intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Income from Zero Coupon and PIK Securities

The Portfolio may acquire zero coupon or other securities issued with OID. As a holder of those securities, the Portfolio must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Portfolio must include in its gross income each taxable year securities it receives as “interest” on PIK securities. Because the Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Portfolio’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts, and forward currency contracts the Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. The Portfolio will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any Financial Instrument to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of Federal income tax.

The Portfolio’s need to satisfy the Income Requirement and the RIC Diversification Requirements to qualify for treatment as a RIC may limit its ability to engage in certain swap agreements and derivatives transactions. Moreover, the rules governing the tax treatment of swap agreements are not entirely clear in certain respects. For example, the tax treatment of a payment made or received under a swap agreement in particular, whether such a payment is, wholly or partially, ordinary income or capital gain will vary depending on the terms of the particular agreement. The tax treatment of swap agreements and other derivatives also may be affected by future legislation, regulations, and/or guidance issued by the IRS. While the Portfolio intends to account for swap agreements in a manner it considers to be appropriate under applicable tax rules, the IRS might not accept that treatment. If it did not, the Portfolio’s status as a RIC might be affected. The Portfolio intends to monitor developments in this area.

Certain futures contracts, foreign currency contracts and “non-equity” options (that is, certain listed options, such as those on a “broad-based” securities index) — but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate cap or floor, interest rate or certain other swap, or similar agreement — in which the Portfolio may invest will be Section 1256 contracts. Section 1256 contracts the Portfolio holds at the end of its taxable year, other than contracts subject to a “mixed straddle” election the Portfolio may make, are marked to market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also are marked-to-market at the end of October of each year for purposes of the Excise Tax. The Portfolio may need to distribute any net marked-to-market gains as of the end of its taxable year to its shareholders to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income, and thus taxable to its shareholders as ordinary income when distributed to them). These rules also may operate to increase the net capital gain the Portfolio recognizes, even though it may not have closed the transactions and received cash to pay distributions of that gain.

Under Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies,

(3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time the Portfolio accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Portfolio’s investment company taxable income, rather than affecting the amount of its net capital gain. (Note, however, that under certain circumstances, the Portfolio may make an election to treat foreign currency gain or loss on certain forward contracts, futures contracts and options as capital gain or loss). If the Portfolio’s section 988 losses (other than those to which such an election applies) exceed its other investment company taxable income for a taxable year, the Portfolio would not be able to distribute any dividends.

Offsetting positions the Portfolio enters into or holds in any actively traded security, option, futures, or forward currency contract may constitute a “straddle” for Federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of the Portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Portfolio’s holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Portfolio, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

The premium the Portfolio receives for writing (selling) a put or call option is not included in income at the time of receipt. When a covered call option written (sold) by the Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.

*****

The foregoing is an abbreviated summary of certain Federal income tax considerations affecting the Portfolio and its shareholders. The discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to the Portfolio or the Separate Accounts. It is based on current provisions of the Code, the regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all of which are subject to change (which has occurred frequently in recent years), some of which may be retroactive. Prospective investors are urged to consult their own tax advisor for more detailed information and for information regarding other Federal tax considerations and any state, local or foreign taxes that may apply to them.

FINANCIAL STATEMENTS

The Portfolio’s audited Financial Statements and Financial Highlights, including notes thereto, and the report of the Portfolio’s Independent Registered Public Accounting Firm, Deloitte & Touche LLP, for the fiscal year ended December 31, 2017, are incorporated herein by reference. They are contained in the Portfolio’s Annual Report to Shareholders, dated December 31, 2017, which is available upon request.

Portfolio Holdings Disclosure

Portfolio holdings can be found at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of the Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings also may be viewed in the following ways:

•	On the SEC’s website at http://www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

APPENDIX A

The following are descriptions of some of the ratings of securities in which the Portfolio may invest. IICO also may use ratings provided by other NRSROs in determining the eligibility of securities for the Portfolio.

Description of Bond Ratings

S&P Global Ratings, a division of S&P Global Inc. (S&P). An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

A brief description of the applicable S&P rating symbols and their meanings follow:

AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations likely will have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions likely will impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless S&P believes that such payments will be made within 5 business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (Moody’s). A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues often are in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Preferred Stock Ratings

S&P. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol normally will not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

1. Likelihood of payment — capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2. Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA — A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the ‘A’ category.

BB, B, CCC — Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC — The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C — A preferred stock rated C is a non-paying issue.

D — A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-) — To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Moody’s. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody’s familiar bond rating symbols is used in the quality ranking of preferred stocks. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Preferred stock rating symbols and their definitions are as follows:

aaa — An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa — An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a — An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa — An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba — An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b — An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa — An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca — An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c — This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Note Ratings

S&P. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less likely will receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

1. Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

2. Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.)

The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s. Moody’s Short-Term Loan Ratings — Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

MIG 1 — This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 — This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4 — This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Commercial Paper Ratings

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody’s. Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year. Moody’s employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity normally will be evidenced by (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term debt. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term debt. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

Description of Short-Term Credit Ratings

Fitch Ratings — National Short-term Credit Ratings:

F1(xxx) — Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx) — Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) — Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) — Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) — Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD(xxx) — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx) — Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

VIPSAI-GEI (04-18)

PART C:    OTHER INFORMATION

Item 28.    Exhibits:

(a)	Articles of Incorporation:

	(a)(1)	Trust Instrument for Ivy Funds Variable Insurance Portfolios dated January 15, 2009, filed with Post-Effective Amendment No. 47, and incorporated by reference herein.

	(a)(2)	Schedule A to the Trust Instrument for Ivy Funds Variable Insurance Portfolios as amended and effective August 11, 2010, filed with Post-Effective Amendment No. 58, and incorporated by reference herein.

	(a)(3)	Schedule A to the Trust Instrument for Ivy Funds Variable Insurance Portfolios, amended and effective May 22, 2013, filed with Post-Effective Amendment No. 61, and incorporated by reference herein.

	(a)(4)	Schedule A to the Trust Instrument for Ivy Funds Variable Insurance Portfolios, amended and effective January 1, 2015, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(a)(5)	Schedule A to the Trust Instrument for Ivy Variable Insurance Portfolios, amended and effective April 28, 2017, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

	(a)(6)	Schedule A to the Trust Instrument for Ivy Variable Insurance Portfolios, to be filed in a subsequent Post-Effective Amendment.

(b)	By-laws:

	(b)(1)	By-laws for Ivy Funds Variable Insurance Portfolios dated January 15, 2009, filed with Post-Effective Amendment No. 47, and incorporated by reference herein.

(c)	Instruments Defining the Rights of Security Holders:

Articles IV, V, VI, and IX of the Trust Instrument and Articles II and VII of the Bylaws each define the rights of shareholders.

(d)	Investment Advisory Contracts:

	(d)(1)	Investment Management Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Investment Management Company on behalf of each of the Funds in the Trust, dated April 10, 2009, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

	(d)(2)	Investment Management Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Investment Management Company on behalf of each of the Subadvised Funds in the Trust, dated April 10, 2009, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

	(d)(3)	Investment Subadvisory Agreement between Waddell & Reed Investment Management Company and Advantus Capital Management, Inc., effective April 30, 2009, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

	(d)(4)	Investment Subadvisory Agreement between Waddell & Reed Investment Management Company and Mackenzie Financial Corporation, effective April 30, 2009, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

(d)(5)	Investment Subadvisory Agreement between Templeton Investment Counsel, LLC, and Templeton Global Advisors Limited, effective April 30, 2009, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

(d)(6)	Investment Subadvisory Agreement between Waddell & Reed Investment Management Company and Templeton Investment Counsel, LLC, effective April 30, 2009, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

(d)(7)	Investment Subadvisory Agreement between Waddell & Reed Investment Management Company and Wall Street Associates, effective April 30, 2009, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

(d)(8)	Amendment to Investment Subadvisory Agreement between Waddell & Reed Investment Management Company and Advantus Capital Management, Inc., effective May 20, 2009, filed with Post-Effective Amendment No. 50, and incorporated by reference herein.

(d)(9)	Appendix A and Appendix B to the Investment Management Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Investment Management Company on behalf of each series of the Trust listed in Appendix A, as amended April 1, 2010, filed with Post-Effective Amendment No. 51, and incorporated by reference herein.

(d)(10)	Appendix A and Appendix B to the Investment Management Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Investment Management Company on behalf of each series of the Trust listed in Appendix A, as amended August 11, 2010, filed with Post-Effective Amendment No. 53, and incorporated by reference herein.

(d)(11)	Investment Management Fee Reduction Agreement between Waddell & Reed Investment Management Company and Ivy Funds Variable Insurance Portfolios on behalf of its series Ivy Funds VIP Real Estate Securities, effective December 3, 2012, filed with Post-Effective Amendment No. 58, and incorporated by reference herein.

(d)(12)	Investment Management Fee Reduction Agreement between Waddell & Reed Investment Management Company and Advantus Capital Management, Inc. regarding Ivy Funds VIP Real Estate Securities, effective December 3, 2012, filed with Post-Effective Amendment No. 58, and incorporated by reference herein.

(d)(13)	Commodity Exchange Act Agreement between Waddell & Reed Investment Management Company and Advantus Capital Management, Inc., dated February 20, 2013 and effective April 1, 2013, filed with Post-Effective Amendment No. 58, and incorporated by reference herein.

(d)(14)	Commodity Exchange Act Agreement between Waddell & Reed Investment Management Company and Mackenzie Financial Corporation, dated February 20, 2013 and effective April 1, 2013, filed with Post-Effective Amendment No. 58, and incorporated by reference herein.

(d)(15)	Commodity Exchange Act Agreement between Waddell & Reed Investment Management Company and Wall Street Associates, LLC, dated February 20, 2013 and effective April 1, 2013, filed with Post-Effective Amendment No. 58, and incorporated by reference herein.

(d)(16)	Appendix A and Appendix B to the Investment Management Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Investment Management Company on behalf of each series of the Trust listed in Appendix A, filed with Post-Effective Amendment No. 61, and incorporated by reference herein.

(d)(17)	Investment Sub-Advisory Agreement between Waddell & Reed Investment Management Company and Advantus Capital Management, Inc. regarding Ivy Funds VIP Pathfinder Moderate – Managed Volatility, Ivy Funds VIP Pathfinder Moderately Aggressive – Managed Volatility and Ivy Funds VIP Pathfinder Moderately Conservative – Managed Volatility, filed with Post-Effective Amendment No. 61, and incorporated by reference herein.

(d)(18)	Appendix A to the Investment Management Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Investment Management Company on behalf of each series of the Trust listed in Appendix A, as amended January 1, 2015, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(d)(19)	Appendix B to the Investment Management Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Investment Management Company on behalf of each series of the Trust listed in Appendix B, as amended January 1, 2015, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(d)(20)	Investment Management Fee Reduction Agreement between Waddell & Reed Investment Management Company and Ivy Funds Variable Insurance Portfolios on behalf of its series Ivy Funds VIP Real Estate Securities, effective May 1, 2015, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(d)(21)	Investment Management Fee Reduction Agreement between Waddell & Reed Investment Management Company and Advantus Capital Management, Inc. regarding Ivy Funds VIP Real Estate Securities, effective May 1, 2015, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(d)(22)	Investment Management Fee Reduction Agreement between Waddell & Reed Investment Management Company and Ivy Funds Variable Insurance Portfolios on behalf of its series Ivy Funds VIP Real Estate Securities, effective May 1, 2016, filed Post-Effective Amendment No. 67, and incorporated by reference herein.

(d)(23)	Investment Management Agreement between Ivy Variable Insurance Portfolios and Ivy Investment Management Company on behalf of each series of the Trust listed in Appendix A, dated July 29, 2016, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(d)(24)	Investment Management Agreement between Ivy Variable Insurance Portfolios and Ivy Investment Management Company regarding Ivy VIP Advantus Real Estate Securities, Ivy VIP International Core Equity, Ivy VIP Micro Cap Growth, Ivy VIP Natural Resources, Ivy VIP Pathfinder Moderate – Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility, Ivy VIP Pathfinder Moderately Conservative – Managed Volatility and Ivy VIP Small Cap Core, dated July 29, 2016, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(d)(25)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Advantus Capital Management, Inc. regarding Ivy VIP Advantus Real Estate Securities, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(d)(26)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Advantus Capital Management, Inc. regarding Ivy VIP Pathfinder Moderate – Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility and Ivy VIP Pathfinder Moderately Conservative – Managed Volatility, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(d)(27)	Investment Management Fee Reduction Agreement between Ivy Investment Management Company and Ivy Variable Insurance Portfolios regarding Ivy VIP Advantus Real Estate Securities, effective May 1, 2017, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(d)(28)	Appendix A to the Investment Management Agreement between Ivy Variable Insurance Portfolios and Ivy Investment Management Company on behalf of each series of the Trust listed in Appendix A, to be filed in a subsequent Post-Effective Amendment.

	(d)(29)	Appendix B to the Investment Management Agreement between Ivy Variable Insurance Portfolios and Ivy Investment Management Company on behalf of each series of the Trust listed in Appendix B, to be filed in a subsequent Post-Effective Amendment.

(e)	Underwriting Contracts:

Distribution Contract between TMK/United Funds, Inc. and United Investors Life Insurance Company, dated April 4, 1997, filed by EDGAR on March 1, 2001 as EX-99.B(e)tmkdist to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Agreement Amending Distribution Contract, dated March 3, 1998, reflecting termination of the agreement as of December 31, 1998 filed by EDGAR on March 1, 2001 as EX-99.B(e)tmkterm1 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Agreement Amending Distribution Contract, effective December 31, 1998, to rescind the provision to terminate the agreement filed by EDGAR on March 1, 2001 as EX-99.B(e)amnddist to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Letter Agreement, dated July 8, 1999, filed by EDGAR on March 1, 2001 as EX-99.B(e)amendpua to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Limited Selling Agreement, dated May 16, 2001, filed by EDGAR on April 29, 2002 as EX-99.B(e)tgtuilicsel to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

Fund Participation Agreement with Nationwide Life Insurance Company, dated December 1, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(e)tgtnwpart to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Amendment 1, effective November 5, 2003, to the Fund Participation Agreement with Nationwide Life Insurance Company, dated December 1, 2000, filed by EDGAR on April 29, 2008 as EX-99.B(e)nwpartamend1 to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A*

Amendment 2, dated December 11, 2007, to the Fund Participation Agreement with Nationwide Life Insurance Company, dated December 1, 2000, filed by EDGAR on April 29, 2008 as EX-99.B(e)nwpartamend2 to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A*

Amendment 3, effective February 14, 2008, to the Fund Participation Agreement with Nationwide Life Insurance Company, dated December 1, 2000, filed by EDGAR on April 29, 2008 as EX-99.B(e)nwpartamend3 to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A*

Fund Participation Agreement with Minnesota Life Insurance Company, dated September 19, 2003, filed by EDGAR September 19, 2003 as EX-99.B(e)tgtmlipart to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

Amendment 1, effective April 29, 2005, to the Fund Participation Agreement with Minnesota Life Insurance Company, dated September 19, 2003, filed by EDGAR on April 29, 2008 as EX-99.B(e)mnl1partamend1 to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A*

Amendment 2, dated July 1, 2007, to the Fund Participation Agreement with Minnesota Life Insurance Company, dated September 19, 2003, filed by EDGAR on April 29, 2008 as EX-99.B(e)mnl1partamend2 to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A*

Fund Participation Agreement with Minnesota Life Insurance Company, dated December 12, 2003, filed by EDGAR on April 28, 2005 as EX-99.B(e)tgtmlipart2 to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A*

Amendment 1, dated June 4, 2004, to the Fund Participation Agreement with Minnesota Life Insurance Company, dated December 12, 2003, filed by EDGAR on April 29, 2008 as EX-99.B(e)mnl2partamend1 to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A*

Amendment 2, effective April 29, 2005, to the Fund Participation Agreement with Minnesota Life Insurance Company, dated December 12, 2003, filed by EDGAR on April 29, 2008 as EX-99.B(e)mnl2partamend2 to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A*

Amendment 3, dated July 1, 2007, to the Fund Participation Agreement with Minnesota Life Insurance Company, dated December 12, 2003, filed by EDGAR on April 29, 2008 as EX-99.B(e)mnl2partamend3 to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A*

Amendment 4, dated March 1, 2008, to the Fund Participation Agreement with Minnesota Life Insurance Company, dated December 12, 2003, filed by EDGAR on April 29, 2008 as EX-99.B(e)mnl2partamend4 to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A*

Fund Participation Agreement with Northstar Life Insurance Company, dated April 30, 2004, filed by EDGAR on April 28, 2005 as EX-99.B(e)tgtnstrpart to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A*

(e)(1)	Participation Agreement with The Union Central Life Insurance Company, dated November 3, 2008, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

(e)(2)	Participation Agreement with The Ohio National Life Insurance Company, dated September 22, 2008, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

(e)(3)	Participation Agreement with National Security Life and Annuity Company, dated September 22, 2008, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

(e)(4)	Trademark License Agreement by and among Ivy Funds Distributor, Inc., Waddell & Reed, Inc. and Ivy Funds Variable Insurance Portfolios, dated April 15, 2009, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

(e)(5)	Underwriting Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc., dated April 15, 2009, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

(e)(6)	Schedule A to the Underwriting Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc., as amended April 1, 2010, filed with Post-Effective Amendment No. 51, and incorporated by reference herein.

(e)(7)	Form of Participation Agreement, filed with Post-Effective Amendment No. 52, and incorporated by reference herein.

(e)(8)	Schedule A to the Underwriting Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc., as amended August 11, 2010, filed with Post-Effective Amendment No. 53, and incorporated by reference herein.

(e)(9)	Underwriting Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc., dated April 15, 2009, as amended May 22, 2012, filed with Post-Effective Amendment No. 58, and incorporated by reference herein.

	(e)(10)	Schedule A to the Underwriting Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc., filed with Post-Effective Amendment No. 61, and incorporated by reference herein.

	(e)(11)	Schedule A to the Underwriting Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc., as amended January 1, 2015, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(e)(12)	Underwriting Agreement between Ivy Variable Insurance Portfolios and Ivy Distributors, Inc., dated October 1, 2016, as amended April 28, 2017, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

	(e)(13)	Amended and Restated Schedule A to the Underwriting Agreement between Ivy Variable Insurance Portfolios and Ivy Distributors, Inc., to be filed in a subsequent Post-Effective Amendment.

(f)	Bonus or Profit Sharing Contracts: Not applicable.

(g)	Custodian Agreements:

Custodian Agreement for W&R Target Funds, Inc. on behalf of each of its Portfolios, filed by EDGAR on September 5, 2003 as EX-99.B(g)tgtca to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A*

Appendix B to the Custodian Agreement, amended to include Global Natural Resources Portfolio and Mid Cap Growth Portfolio, filed by EDGAR on March 2, 2005 as EX-99.B(g)tgtcaexb to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A*

Appendix B to the Custodian Agreement, amended November 9, 2005 to include Energy Portfolio, filed by EDGAR on April 3, 2006 as EX-99.B(g)tgtcaexb2 to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A*

Appendix B to the Custodian Agreement, amended November 28, 2007 to include Pathfinder Aggressive Portfolio, Pathfinder Moderately Aggressive Portfolio, Pathfinder Moderate Portfolio, Pathfinder Moderately Conservative Portfolio and Pathfinder Conservative Portfolio, filed by EDGAR on December 28, 2007 as EX-99.B(g)tgtcaexb3 to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A*

The Custodian Agreements and revised Appendix A for each of the predecessor funds of which the series of the Registrant are the successor are substantially identical to the Custodian Agreement that is incorporated by reference.

	(g)(1)	Assignment of the Custodian Agreements for the Registrant and for each of the predecessor funds to which a series of the Registrant is the successor, dated April 30, 2009, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

	(g)(3)	Schedule A to the Assignment and Amendment of Custodian Agreements for the Registrant and for each of the predecessor funds to which a series of the Registrant is the successor, as amended April 1, 2010, filed with Post-Effective Amendment No. 51, and incorporated by reference herein.

	(g)(5)	Schedule A to the Assignment and Amendment of Custodian Agreements for the Registrant and for each of the predecessor funds to which a series of the Registrant is the successor, as amended August 11, 2010, filed with Post-Effective Amendment No. 53, and incorporated by reference herein.

(g)(7)	Custody Agreement between Ivy Funds Variable Insurance Portfolios, on behalf of each of the funds listed on Schedule I, and The Bank of New York Mellon, dated March 9, 2012, filed with Post-Effective Amendment No. 58, and incorporated by reference herein.

(g)(8)	Schedule I to the Custody Agreement between Ivy Funds Variable Insurance Portfolios, on behalf of each of the funds listed on Schedule I, and The Bank of New York Mellon, as amended April 17, 2013, filed with Post-Effective Amendment No. 58, and incorporated by reference herein.

(g)(9)	Foreign Custody Manager Agreement between Ivy Funds Variable Insurance Portfolios, on behalf of each of its series on Annex I, and The Bank of New York Mellon, dated March 9, 2012, filed with Post-Effective Amendment No. 58, and incorporated by reference herein.

(g)(10)	Schedule I to the Custody Agreement between Ivy Funds Variable Insurance Portfolios, on behalf of each of the funds listed on Schedule I, and The Bank of New York Mellon, filed with Post-Effective Amendment No. 61, and incorporated by reference herein.

(g)(11)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds Variable Insurance Portfolios, on behalf of each of its series on Annex I, and The Bank of New York Mellon, filed with Post-Effective Amendment No. 61, and incorporated by reference herein.

(g)(12)	Schedule I to the Custody Agreement between Ivy Funds Variable Insurance Portfolios, on behalf of each of the funds listed on Schedule I, and The Bank of New York Mellon, as amended January 1, 2015, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(g)(13)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds Variable Insurance Portfolios, on behalf of each of its series on Annex I, and The Bank of New York Mellon, as amended January 1, 2015, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(g)(14)	Annex I to the Foreign Custody Manager Agreement between Ivy Variable Insurance Portfolios, on behalf of each of its series on Annex I, and The Bank of New York Mellon, as amended April 28, 2017, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(g)(15)	Schedule I to the Custody Agreement between Ivy Variable Insurance Portfolios, on behalf of each of the funds listed on Schedule I, and The Bank of New York Mellon, to be filed in a subsequent Post-Effective Amendment.

(g)(16)	Annex I to the Foreign Custody Manager Agreement between Ivy Variable Insurance Portfolios, on behalf of each of its series on Annex I, to be filed in a subsequent Post-Effective Amendment.

Rule 17f-5 Delegation Agreement for W&R Target Funds, Inc. on behalf of each of its Portfolios, filed by EDGAR on March 2, 2005 as EX-99.B(g)mcgpcadel to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A*

The Rule 17f-5 Delegation Agreements for each for each of the predecessor funds of which the series of the Registrant are the successor are substantially identical to the Rule 17f-5 Delegation Agreement that is incorporated by Reference.

(g)(2)	Assignment of Rule 17f-5 Delegation Agreements for the Registrant and for each of the predecessor funds to which a series of the Registrant is the successor, dated April 30, 2009, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

(g)(4)	Schedule A to the Assignment and Amendment of Rule 17f-5 Delegation Agreements for the Registrant and for each of the predecessor funds to which a series of the Registrant is the successor, as amended April 1, 2010, filed with Post-Effective Amendment No. 51, and incorporated by reference herein.

	(g)(6)	Schedule A to the Assignment and Amendment of Rule 17f-5 Delegation Agreements for the Registrant and for each of the predecessor funds to which a series of the Registrant is the successor, as amended August 11, 2010, filed with Post-Effective Amendment No. 56, and incorporated by reference herein.

(h)	Other Material Contracts:

	(h)(1)	Transfer Agency Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Services Company, dated April 15, 2009, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

	(h)(2)	Accounting Services Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Services Company, effective April 30, 2009, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

	(h)(3)	Exhibit B to the Transfer Agency Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Services Company, as amended May 31, 2009, filed with Post-Effective Amendment No. 51, and incorporated by reference herein.

	(h)(4)	Appendix A to the Transfer Agency Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Services Company, as amended April 1, 2010, filed with Post-Effective Amendment No. 51, and incorporated by reference herein.

	(h)(5)	Appendix A to the Accounting Services Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Services Company, as amended April 1, 2010, filed with Post-Effective Amendment No. 51, and incorporated by reference herein.

	(h)(6)	Exhibit B to the Transfer Agency Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Services Company, as effective May 31, 2010, filed with Post-Effective Amendment No. 53, and incorporated by reference herein.

	(h)(7)	Appendix A to the Transfer Agency Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Services Company, as amended August 11, 2010, filed with Post-Effective Amendment No. 53, and incorporated by reference herein.

	(h)(8)	Appendix A to the Accounting Services Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Services Company, as amended August 11, 2010, filed with Post-Effective Amendment No. 53, and incorporated by reference herein.

	(h)(9)	Expense Reimbursement Agreement between Waddell & Reed, Inc., Waddell & Reed Services Company and Ivy Funds Variable Insurance Portfolios, on behalf of its series Ivy Funds VIP Limited-Term Bond, dated August 11, 2010, filed with Post-Effective Amendment No. 53, and incorporated by reference herein.

	(h)(10)	Exhibit B to the Transfer Agency Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Services Company, as effective May 31, 2011, filed with Post-Effective Amendment No. 56, and incorporated by reference herein.

	(h)(11)	Appendix A to the Accounting Services Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 61, and incorporated by reference herein.

	(h)(12)	Appendix C to the Accounting Services Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 61, and incorporated by reference herein.

(h)(13)	Appendix A to the Transfer Agency Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 61, and incorporated by reference herein.

(h)(14)	Appendix A to the Transfer Agency Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Services Company, as amended January 1, 2015, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(h)(15)	Appendix A to the Accounting Services Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Services Company, as amended January 1, 2015, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(h)(16)	Appendix A to the Accounting Services Agreement between Ivy Variable Insurance Portfolios and Waddell & Reed Services Company, as amended April 28, 2017, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(17)	Appendix C to the Accounting Services Agreement between Ivy Variable Insurance Portfolios and Waddell & Reed Services Company, as amended April 28, 2017, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(18)	Appendix A to the Transfer Agency Agreement between Ivy Variable Insurance Portfolios and Waddell & Reed Services Company, as amended April 28, 2017, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(19)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Variable Insurance Portfolios, on behalf of its series Ivy VIP Core Equity, Ivy VIP Global Growth and Ivy VIP Small Cap Growth, dated September 30, 2016, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(20)	Expense Reimbursement Agreement between Waddell & Reed, Inc., Waddell & Reed Services Company and Ivy Variable Insurance Portfolios, on behalf of its series Ivy VIP Energy, Ivy VIP Asset Strategy, Ivy VIP High Income, Ivy VIP Science and Technology, Ivy VIP Micro Cap Growth and Ivy VIP Mid Cap Growth, dated April 3, 2017, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(21)	Expense Reimbursement Agreement between Waddell & Reed, Inc., Waddell & Reed Services Company and Ivy Variable Insurance Portfolios, on behalf of its series Ivy VIP Mid Cap Growth, dated April 4, 2017, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(22)	Expense Reimbursement Agreement between Waddell & Reed, Inc., Waddell & Reed Services Company and Ivy Variable Insurance Portfolios, on behalf of its series Ivy VIP Mid Cap Growth, dated April 4, 2017, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(23)	Appendix A to the Accounting Services Agreement between Ivy Variable Insurance Portfolios and Waddell & Reed Services Company, to be filed in a subsequent Post-Effective Amendment.

(h)(24)	Appendix C to the Accounting Services Agreement between Ivy Variable Insurance Portfolios and Waddell & Reed Services Company, to be filed in a subsequent Post-Effective Amendment.

(h)(25)	Appendix A to the Transfer Agency Agreement between Ivy Variable Insurance Portfolios and Waddell & Reed Services Company, to be filed in a subsequent Post-Effective Amendment.

	(h)(26)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Variable Insurance Portfolios, on behalf of its series Ivy VIP Global Equity Income, to be filed in a subsequent Post-Effective Amendment.

	(h)(27)	Expense Reimbursement Agreement between Waddell & Reed, Inc., Waddell & Reed Services Company and Ivy Variable Insurance Portfolios, on behalf of its series Ivy VIP Global Equity Income, to be filed in a subsequent Post-Effective Amendment.

(i)	Opinion and consent of counsel: To be filed in a subsequent Post-Effective Amendment.

(j)	Consent of Independent Registered Public Accounting Firm: To be filed in a subsequent Post-Effective Amendment.

(k)	Omitted Financial Statements: Not applicable.

(l)	Initial Capital Agreements:

Agreement between United Investors Life Insurance Company and Income Portfolio filed April 21, 1992 as Exhibit No. 13 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

Agreement between United Investors Life Insurance Company and International Portfolio, Small Cap Portfolio, Balanced Portfolio and Limited-Term Bond Portfolio filed February 15, 1995 as EX-99.B13-tmkuil to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A*

Agreement between United Investors Life Insurance Company and Asset Strategy Portfolio filed October 3, 1995 as EX-99.B13-tmkuilasp to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A*

Agreement between United Investors Life Insurance Company and Science and Technology Portfolio filed October 31, 1996 as EX-B.13-tmkuilst to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*

(m)	Rule 12b-1 Plans:

	(m)(1)	Service Plan for Ivy Funds Variable Insurance Portfolios, effective April 30, 2009, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

	(m)(2)	Amended & Restated Service Plan for Ivy Variable Insurance Portfolios, effective October 1, 2016, as amended February 22, 2017, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

(n)	Rule 18f-3 Plans:

	(n)(1)	Multiple Class Plan for Ivy Variable Insurance Portfolios, effective April 28, 2017, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(p)	Codes of Ethics:

Code of Ethics, as amended August 2007, filed by EDGAR on December 28, 2007 as EX-99.B(p)code to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A*

Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed by EDGAR on November 19, 2003 as EX-99.B(p)code-so to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

(p)(1)	Code of Ethics for Advantus Capital Management, Inc., dated January 2009, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

(p)(2)	Code of Ethics for Mackenzie Financial Corporation, dated October 2008, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

(p)(3)	Code of Ethics for Franklin Templeton Investments, dated May 2008, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

(p)(4)	Code of Ethics for Wall Street Associates, dated December 2008, filed with Post-Effective Amendment No. 49, and incorporated by reference herein.

(p)(5)	Code of Ethics for Wall Street Associates, dated December 2009, filed with Post-Effective Amendment No. 51, and incorporated by reference herein.

(p)(6)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Waddell & Reed InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company, as revised May 2010, filed with Post-Effective Amendment No. 52, and incorporated by reference herein.

(p)(7)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Waddell & Reed InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company, as revised May 2011, filed with Post-Effective Amendment No. 56, and incorporated by reference herein.

(p)(8)	Code of Ethics for Advantus Capital Management, Inc., dated July 2011, filed with Post-Effective Amendment No. 56, and incorporated by reference herein.

(p)(9)	Code of Ethics for Wall Street Associates, dated December 2011, filed with Post-Effective Amendment No. 56, and incorporated by reference herein.

(p)(10)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company, as revised November 2012, filed with Post-Effective Amendment No. 58, and incorporated by reference herein.

(p)(11)	Code of Ethics for Advantus Capital Management, Inc., dated September 2012, filed with Post-Effective Amendment No. 58, and incorporated by reference herein.

(p)(12)	Code of Business Conduct and Ethics for Mackenzie Financial Corporation, dated April 2012, filed with Post-Effective Amendment No. 58, and incorporated by reference herein.

(p)(13)	Code of Ethics for Wall Street Associates, dated December 2012, filed with Post-Effective Amendment No. 58, and incorporated by reference herein.

(p)(14)	Code of Ethics for Advantus Capital Management, Inc., dated February 2014, filed with Post-Effective Amendment No. 63, and incorporated by reference herein.

(p)(15)	Code of Ethics for Wall Street Associates, dated December 2013, filed with Post-Effective Amendment No. 63, and incorporated by reference herein.

(p)(16)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Funds, Ivy NextShares, Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, doing business as WI Services Company, and Ivy High Income Opportunities Fund, as revised August 2015, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(p)(17)	Code of Ethics for Advantus Capital Management, Inc., dated July 28, 2016, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

Item 29. Persons Controlled by or Under Common Control with the Fund: Not applicable.

Item 30. Indemnification

Reference is made to Article IX of the Trust Instrument of Registrant filed by EDGAR on February 27, 2009, as Exhibit (a)(1) to Post-Effective Amendment No. 10 and to Section 14 of the Form of Participation Agreement filed by EDGAR on June 9, 2010, as Exhibit (e)(7) to Post-Effective Amendment No. 52, each of which provide indemnification.

Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and the above-described contract in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Ivy Investment Management Company (IICO) is the investment manager of the Registrant. IICO is not engaged in any business other than the provision of investment management services to those registered investment companies as described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.

Each director and executive officer of IICO or its predecessors, has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of IICO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of such officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

As to each director and officer of IICO, reference is made to the Prospectus and SAI of this Registrant.

Item 32. Principal Underwriter and Distributor

(a) Ivy Distributors, Inc. is the Principal Underwriter and Distributor of the Registrant’s shares. It is the principal underwriter to the following investment companies:

Ivy Funds

(b) The information contained in the underwriter’s application on Form BD, as filed on December 11, 2017, SEC No. 8-27030 under the Securities Exchange Act of 1934, is incorporated by reference herein.

(c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Philip A. Shipp and Mr. Joseph W. Kauten, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

Item 34. Management Services

There are no service contracts other than as discussed in Part A and B of this Post-Effective Amendment and as listed in response to Items 28(h) and 28(m) hereof.

Item 35. Undertakings: Not applicable.

*Incorporated by reference herein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, IVY VARIABLE INSURANCE PORTFOLIOS (hereinafter called the Trust), and certain trustees and officers for the Trust, do hereby constitute and appoint PHILIP J. SANDERS, WENDY J. HILLS, J. J. RICHIE and PHILIP A. SHIPP, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such trustees and officers in his/her behalf as such trustee or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:     January 1, 2018

/s/ Philip J. Sanders	/s/ Frank J. Ross, Jr.
Philip J. Sanders, President	Frank J. Ross, Jr., Trustee

/s/ Joseph Harroz, Jr.	/s/ Michael G. Smith
Joseph Harroz, Jr., Chairman and Trustee	Michael G. Smith, Trustee

/s/ Jarold W. Boettcher	/s/ Edward M. Tighe
Jarold W. Boettcher, Trustee	Edward M. Tighe, Trustee

/s/ James M. Concannon
James M. Concannon, Trustee

/s/ James D. Gressett
James D. Gressett, Trustee

/s/ Henry J. Herrmann
Henry J. Herrmann, Trustee

/s/ Glendon E. Johnson, Jr.
Glendon E. Johnson, Jr., Trustee

Attest:

/s/ Jennifer K. Dulski
Jennifer K. Dulski, Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 27th day of February, 2018.

IVY VARIABLE INSURANCE PORTFOLIOS

a Delaware statutory trust

(Registrant)

By /s/Philip J. Sanders
Philip J. Sanders, President

Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated on the 27th day of February, 2018.

Signatures	Title

/s/Joseph Harroz, Jr.*	Chairman and Trustee
Joseph Harroz, Jr.

/s/Philip J. Sanders	President
Philip J. Sanders

/s/Joseph W. Kauten	Vice President, Treasurer and
Joseph W. Kauten	and Principal Financial Officer

/s/Jarold W. Boettcher*	Trustee
Jarold W. Boettcher

/s/James M. Concannon*	Trustee
James M. Concannon

/s/James D. Gressett*	Trustee
James D. Gressett

/s/Henry J. Herrmann*	Trustee
Henry J. Herrmann

/s/Glendon E. Johnson, Jr.*	Trustee
Glendon E. Johnson, Jr.

/s/Frank J. Ross, Jr.*	Trustee
Frank J. Ross, Jr.

/s/Michael G. Smith*	Trustee
Michael G. Smith

/s/Edward M. Tighe*	Trustee
Edward M. Tighe

*By:	/s/Philip A. Shipp
Philip A. Shipp
Attorney-in-Fact

ATTEST:	/s/Jennifer K. Dulski
Jennifer K. Dulski
Secretary